Exhibit 10.1
NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
OFFEROR TO COMPLETE BLOCKS 17,23,24, & 30 2 CONTRACT NO. 3. AWARD/ DATE 4. ORDER NUMBER 5. SOLICITATION NUMBER 797-DSNS-0903 6. SOLICITATION ISSUE DATE 1/7/09 b. TELEPHONE NUMBER (No COLLECT calls) 7. FOR SOLICITATION INFORMATION CALL: 9. ISSUED BY: a. NAME CODE 10. THIS ACQUISITION IS X UNRESTRICTED OR 8. OFFER DUE DATE/ LOCAL TIME 1/14/09 12:30 PM Central Time SET ASIDE 100%; FOR EMERGING SMALL BUSINESS Department of Veterans Affairs P.O. Box 76, 049A2-l Hines, IL 60141 Hand carried offers may be delivered to the front Desk of the location indicated in Block 16. 12. DISCOUNT TERMS: 11. DELIVERY FOR HOD; DESTINATION unless block is marked SEE SCHEDULE 15. DELIVER TO: CODE NAICS: 562211 STANDARD: $11.5 On. THIS CONTRACT IS A RATED ORDER UNDER DPAS(15CFR700) 16. ADMINISTERED BY:: SMALL BUSINESS HUBZONE SMALL BUSINESS SERVICE-DISABLED VETERAN. 8(A) OWNED SMALL BUSINESS 13b. RATING 14. METHOD OF SOLICITATION RFQ IFB RFF CODE DELIVERY ADDRESS IS SHOWN ON INDIVIDUAL DELIVERY ORDERS Department of Veterans Affairs 1st Ave., 1 Block North of Cermak Rd., Bldg. 37, 049A2-1 Hines, IL 60141 I7a CONTRACTOR OFFEROR CODE FACILITY CODE 18a. PAYMENT WILL BE MADE BY: SAME BLOCK AS #16 CODE TELEPHONE NO. DUNS NO 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER 18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED SEE ADDENDUM 19. ITEM NO. 20. SCHEDULE Of supplies/services 21. QUANTITY 22. UNIT 23. UNIT PRICE 24. AMOUNT /Use Reverse and/or Attach Additional Sheets as Necessary) 25. ACCOUNTING AND APPROPRIATION DATA SHOWN ON INDIVIDUAL DELIVERY ORDERS 26. TOTAL AWARD AMOUNT (For Govt. Use Only) 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.2l2-1. FAR 52.212-3 AND FAR 52.2l2-5 ARE ATTACHED. ADDENDA 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-1. FAR 52.212-3 AND FAR 52.2l2-5 ATTACHED. ADDENDA ARE ARE ARE NOT ATTACHED ARE NOT ATTACHED 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 1 COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OK OTHERWISE. IDENTIFIED ABOVE AND ON ANY ADDITIONAL. SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN. 29. AWARD OF CONTRACT REF SHARPS OFFER DATED 1/13/09 YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS: 30a. SIGNATURE OF OFFEROR/CONTRACTOR 31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER 30b. Name and title of signer (Type or print 30c. DATE SIGNED 31b. NAME OF CONTRACTING OFFICER (Type or print) 31c. DATE SIGNED AUTHORIZED FOR LOCAL REPRODUCTION PREVIOUS EDITION IS NOT USABLE STANDARD FORM 1449 (REV. 3/2005) PRESCRIBED BY GSA - FAR (48 CFR) 43212 V797P-DSNS-9005 1/29/2009 SHARPS COMPLIANCE 9220 KIRBY DR., SUITE 500 HOUSTON, TX 77054 713-432-0300 DAVID P. TVSA, EXEC VP & CFO 1/29/09 38,769,185.00

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.

SCHEDULE OF SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	AMOUNT
	REFER TO ATTACHMENT A REVIEWED & ACKNOWLEDGE ATTACHMENT A OK				

32a. QUANTITY IN COLUMN 21 HAS BEEN

38. S/R ACCOUNT NUMBER	39. S/R VOUCHER NUMBER	40. PAID BY

41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT		42a. RECEIVED BY *(Print)*	
41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER	41c. DATE	42b. RECEIVED AT *(Location)*	
		42c. DATE REC'D (YY/MM/DD) / /	42d. TOTAL CONTAINERS

STANDARD FORM 1449 (REV. 3/2005) BACK

SCHEDULE Of SUPPLIES/SERVICES STIMATED QUANTITY UNIT UNIT PRICE AMOUNT REFER TO ATTACHMENT A 32a. QUANTITY IN COLUMN 21 HAS BEEN RECEIVED INSPECTED ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED: 32b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE 32c. DATE 32d. POINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE 32c. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE 32f. TELEPHONE NUMBER OF AUTHORIZED GOVERNMENT REPRESENTATIVE 32g. e-mail of authorized government representative 33. SHIP NUMBER 34. VOUCHER NUMBER. 35. AMOUNT VERIFIED CORRECT FOR 35. PAYMENT 37. CHECK NUMBER PARTIAL FINAL COMPLETE PARTIAL FINAL 38. S/R ACCOUNT NUMBER 39. VOUCHER NUMBER 40. PAID BY 42h. RECEIVED AT (Location) 42c. DATE REC'D (YY/MM/DD) 41b. I CERTIFY THIS ACCOUNT IS CORRECT AMD PROPER FOR PAYMENT 41b. RECEIVED BY (Print 41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER 41c. DATE 42d. TOTAL CONTAINERS STANDARD FORM 1449 (REV. 3/2005) BACK

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
ATTACHMENT “A”
RFP 797-DSNS-0903

	QTV	EA PRICE	BASE YEAR	OPTION YR 1	OPTION YR 2	OPTION YR 3	OPTION YR 4

Kitted-
Mailbacks(l)
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Ancillary Items (2)	[REDACTED]	[REDACTED]	[REDACTED]
(Refer to page 2 for list of items)	[REDACTED]	[REDACTED]	[REDACTED]
Assembly & Inspection	[REDACTED]	[REDACTED]	[REDACTED]
Shipping (5)	[REDACTED]	[REDACTED]	[REDACTED]

Unkitted-
Mailbacks(1)	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Ancillary Items (2)	[REDACTED]	[REDACTED]	[REDACTED]
Assembly & Inspection (7)	[REDACTED]	[REDACTED]	[REDACTED]
Shipping (6)	[REDACTED]	[REDACTED]	[REDACTED]

Warehousing (3)			[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Training (4)			[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

ANNUAL TOTAL			$28,541,409.00	$1,518,125.00	$2,888,186.00	$2,901,490.00	$2,919,975.00

NOTES:

(1)	Includes all Mailback Products listed in Section 3.1 of the SOW.

Cost of outbound shipment of the Kits from the VMI warehouse to the deployment destination determined by the Customer is not included.

(2)	Includes all ancillary supplies listed in Section 3.2 of the Request; see charges by component item in separate schedule.

Cost of outbound shipment of the Kits from the VMI warehouse to the deployment destination determined by the Customer is not included.

(3)	Includes all charges for warehousing including facilities, personnel, racking, insurance, temperature monitoring, QA / QC, program manager, inventory rotation (once during the five year contract period and in years three, four and five).

(4)	Includes that necessary to facilitate Section 2.3.1 of the Request (i.e., extensive CE certified web-based training designed for this specific VMI program).

(5)	Will be billed as incurred (.i.e., when Kits are shipped to the warehouse locations from Sharps Manufacturing facility).

(6)	Will be billed for shipment of mailback Products as incurred (i.e., when mailback Products are shipped to the warehouse locations from Sharps Manufacturing facility).

(7)	Will be billed as incurred (i.e., upon request by customer to kit product).

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
RFP 797-DSNS-0903
“ATTACHMENT A”
Ancillary Supplies (Per Kit) (See Note 1):

Item Description	Package Type	Quantity	Total

[REDACTED]	each	[REDACTED]	[REDACTED]
[REDACTED]	Bundle 10 each	[REDACTED]	[REDACTED]
[REDACTED]	100 per Carton	[REDACTED]	[REDACTED]
[REDACTED]	100 per Carton	[REDACTED]	[REDACTED]
[REDACTED]	2000 per Carton	[REDACTED]	[REDACTED]
[REDACTED]	2000 per Carton	[REDACTED]	[REDACTED]
[REDACTED]	2000 per Carton	[REDACTED]	[REDACTED]
[REDACTED]	100 per Carton	[REDACTED]	[REDACTED]
[REDACTED]	100 per Carton	[REDACTED]	[REDACTED]
[REDACTED]	100 per Carton	[REDACTED]	[REDACTED]
[REDACTED]	12 per Carton	[REDACTED]	[REDACTED]
[REDACTED]	12 per Carton	[REDACTED]	[REDACTED]
[REDACTED]	12 per Carton	[REDACTED]	[REDACTED]
[REDACTED]	12 per Carton	[REDACTED]	[REDACTED]
[REDACTED]	each	[REDACTED]	[REDACTED]
[REDACTED]	30 per Carton	[REDACTED]	[REDACTED]
[REDACTED]	30 per Carton	[REDACTED]	[REDACTED]
[REDACTED]	12 per Carton	[REDACTED]	[REDACTED]
[REDACTED]	4 rolls per Carton	[REDACTED]	[REDACTED]
[REDACTED]	each	[REDACTED]	[REDACTED]
[REDACTED]	36 roll per Carton	[REDACTED]	[REDACTED]
Charge Per Kit			$5,364

Note:

(1)	Excludes Assembly, Inspection and Outbound Shipping Charges.

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
STATEMENT OF WORK
1.0 INTRODUCTION
This Statement of Work is for logistical and operational support of requirements for medical waste collection and disposal management support for the Division of Strategic National Stockpile (DSNS), and for management guidance and support of a comprehensive system that will maintain public health and medical waste disposal preparedness. The contractor must have national presence, understand and adhere to local, state, and federal regulations, and have at least 10 years experience within the field of medical waste disposal systems. The contractor will provide capabilities that enhance the preparedness and response infrastructure of DSNS, including support for overall preparedness functions, emergency response events, and post-event requirements.
This Statement of Work responds to requirements outlined by DSNS to be included as an operational requirement for the program and provides specific capabilities for supporting public health and medical preparedness pertaining to: 1) operations, 2) warehousing, 3) distribution, and 4) training and exercising regarding medical waste. The general performance objectives for this SOW are directly related to, and support the following components of Homeland Security Presidential Directive 21 (HSPD21).
The Contractor shall support the DSNS by providing medical waste management sets, managed assets warehouse facilities, on-site program management, subject matter expertise, consultation, and technical support. Initial efforts will focus on standard business management and services for organizational engineering, operational concept development, strategic planning, training, medical waste kit procurement, and information technology assets in context with HSPD21 and other key DSNS response plans, programs, and efforts.
2.0 GENERAL PERFORMANCE OBJECTIVES
Operations Include:
•	Seamless Interoperability and Awareness of Medical Waste Management Systems

•	Complete and Effective Communications between

•	Command and Control of Facilities, Resources, and Operations in Preparation for Emergency Events, During Emergency Events, and During Recovery

•	Development and Management of Medical Waste Management Records and Reports
Medical Waste Management System Assets and Technology and Infrastructure
2.1.1.1	The Contractor shall assist in the definition, research, analysis, prototyping and deployment of Medical Waste Management System assets and infrastructure to provide a baseline of technical capabilities supporting efficient information exchanges and storage, situational awareness and action processing on both a daily and emergency response basis by ensuring the availability of decision support tools (e.g., databases, reference library, pre-scripted message templates, etc), multi-media visual displays, and the ability to communicate down to state/local level and up to the DSNS levels. This task will entail redundant communications capability up to the classified level (and IT access security through approved security solutions) and will require an end-to-end IT systems approach.

2.1.1	Facilities Planning

2.1.1.1	The Contractor shall leverage the lessons learned from current or past operations to produce operational documentation (concepts, plans, processes, information flows, interagency agreements, and other documentation delivered as technical reports) so that the DSNS is properly prepared to meet future all hazards public health emergencies regarding medical waste management.

2.1.2	Contract/Task Management

2.1.2.1	The Contractor shall assign a Science Advisor (SA) to manage all task order actions and be the primary interface with the Contracting Officer Technical Representative

2.1.2.2	The Contractor shall provide two standard deliverables in contractor format — the Technical Report for operational document, plans, analyses, prototype efforts, etc. and the Monthly Report for management of the task order effort. Technical Reports shall be provided as requested.

2.1.2.3	The Contractor shall provide status, messaging, resource identification, credential management, people and asset tracking and logistical resource management on a monthly basis to the Contracting Officer Technical Representative.

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
STATEMENT OF WORK
2.1.2.4	The Contractor shall maintain a system that encompasses full online assets visibility of the readiness level of the Medical Waste Management System assets. This system will include a database of individuals that have received and are certified in the understanding of the Medical Waste Management System, messaging, logistical deployment demands, hours of service and door to door accountability.

2.1.2.5	The Contractor shall maintain a WEB-based portal which supports the client on contractor based resources, training certificates, kit inventory, and other informational requirements determined by the DSNS Project Officer and the coordination with the SA.
2.2 Managed Inventory Warehousing
At a minimum the warehousing responsibilities includes:
•	Facilities Management

•	Situational Awareness for Distribution of Assets

•	Inventory Management

•	Maintaining Inventory/Asset Integrity

•	Inventory/Asset and Facility Security

•	Safety

•	Records Management

•	Reporting

•	Quality Assurance/Quality Control
Warehousing is defined as the receipt and storage of Government Owned supplies, equipment, ancillary support items, and the preparation of these materials for distribution if and when required to do so in response to public health emergencies and natural disasters. This includes providing all necessary facilities, expertise, labor, and materials to accept delivery, unload, store, and account for all inventory acquired by the DSNS. All products will be controlled, protected, and managed in a manner that will prevent damage and/or losses while in the care of the Contractor. The warehouse facilities will include all necessary temperature controlled storage areas required to maintain the Medical Waste Management System assets, as well as office space, staging area space, and outside/parking for staff and tractor-trailers (deliveries).
2.2.1	Facilities Design, Monitoring and Maintenance

2.2.1.1	The Contractor shall maintain written procedures to describe the operation, maintenance (including scheduled storage temperature alarm testing), and Out-Of-Specification reporting (including emergency contact information with back-up personnel) of all temperature-controlled storage areas.

2.2.1.2	The Contractor shall provide a Contractor owned and managed facility where Government owned medical waste supplies and kits would be store to facilitate proper warehousing, kitting, cleaning, maintenance, and operations.

2.2.1.3	The Contractor shall sustain and follow a written maintenance program and keep documentation to ensure that all storage facilities are maintained in a good state of repair and cleanliness. The Contractor will institute appropriate measures concerning cleaning, refrigeration, maintenance, pest control, and the quality system governing these procedures to ensure that the storage specifications meet cGMP standards. A quality agreement will be in place between DSNS and the Contractor.

2.2.2	Comprehensive Qualification/Validation Program

2.2.2.1	The Contractor shall qualify/validate all temperature-controlled storage areas and temperature monitoring systems using documented pre-specified testing procedures and endpoints relevant to the qualifications. Results will be documented in a qualifications/validation report.

2.2.3	Receipt and Storage of Products

2.2.3.1	The Contractor shall maintain physical control and ongoing accounting of all products as they are received, stored, kitted, and withdrawn for shipment as requested by the Contracting Officer Technical Representative to ensure that the lot, dating, and quantity of product defined in each shipment manifest reconciles with that on the pack list.

2.2.3.2	The Contractor shall perform inventory of stored products so that 100% of product is accounted for annually.

\

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
STATEMENT OF WORK
2.2.4	Quality Control

2.2.4.1	The Contractor shall follow all manufacturers’ requirements for receipt, handling, storage, and shipment of their products as well as all applicable state and federal regulations governing the storage, handling and distribution of the Medical Waste Management System assets. All warehouse operations must meet or exceed the standards defined by the U.S. Pharmacopoeia (USP).

2.2.4.2	The Contractor shall maintain comprehensive Quality System programs which comply in all material respects with the regulations contained in 21CFR Parts 210 and 211 applicable to holding finished pharmaceuticals and goods, Title 21 CFR Part 820 applicable to quality system regulation, Title 21 CFR Part 600 applicable to Biological Products, 21 CFR Part 11 regulations applicable to GMPs, current edition of the USP applicable to holding of Pharmaceuticals, and FDA and cGMP (current Good Manufacturing Practices) standards for environmental and quality controls.

2.2.4.3	The Contractor shall have an appropriate calibration, and maintenance/repair program for all temperature controlled equipment or monitoring systems established and documented within their quality system. Appropriate schedules for all calibration, maintenance, and regular replacement of components, as well as the responsibilities for the execution of the schedules will be clearly defined within this program. All calibration, maintenance/repair will be documented and maintained in individual equipment files. All calibrations will be performed according to current NIST standards.

2.2.4.4	The Contractor shall meet all 21CFR Part 11 requirements for data security regarding logging of changes, password exportation, and all other details set forth by this regulatory requirement.

2.2.4.5	The Contractor shall utilize a master warehouse layout plan that aids in locating inventories by rack, shelf, and section.

2.2.4.6	The Contractor shall maintain SOPs for all activities and responsibilities. All employees will be trained on all approved SOPs applicable to their assigned tasks prior to them performing the tasks and SOPs will be readily available to the employees.

2.2.4.7	The Contractor shall maintain a written deviation and/or non-conformance reporting system documenting deviations from SOPs and protocols, investigation of the root cause, and corrective actions/preventive actions (CAPA) taken, and follow-up procedures, when appropriate.

2.2.4.8	The Contractor shall contact the Project Officer within one business day for guidance on handling inventoried items that have been affected by temperature or humidity deviations, and notify the Contracting Officer and the Project Officer in writing of any product losses, including loss due to spoilage, theft, fire, water damage, etc., within one business day of the loss.

2.2.5	Safety

2.2.5.1	The Contractor warehouse facilities and operations shall have acceptable safety monitoring and an annual review of all OSHA safety policies.

2.2.6	Security

2.2.6.1	Contractor warehouse facilities will have 24-hour physical security monitoring and response. Security is an integral part of the DSNS sensitive material storage and distribution mission. Therefore, the primary responsibility of Contractor Security Officers and their supervisor shall be to provide quality security protection services.

2.2.6.2	The Contractor will limit access to the Medical Waste Management System assets and operating inventories to only authorized personnel and ensure that these personnel enter the storage areas only when necessary.

2.2.7	Fire Protection

2.2.7.1	The Contractor warehouse facilities will have 24 hour day-to-day physical protection and monitoring for fires.

2.2.8	Electronic Temperature Monitoring

2.2.8.1	The Contractor shall use state-of-the-art technologies in temperature and humidity monitoring throughout the warehouse facilities. This will include 24-hour electronic monitoring with alarms in the event that temperatures and humidity vary from the appropriate ranges.

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
STATEMENT OF WORK
2.2.9	Redundant Systems

2.2.9.1	Contractor warehouse operations shall have backup electric power generators with transfer switches between the electric utility and the power generator to insure a safe, continuous and reliable source of power in the event of failure of electricity supplies. Specifically, the Contractor will provide and maintain the following applicable redundant systems:
•	Back-up generator power for key facility components, including all temperature controlled environments.

•	Uninterrupted Power Source (UPS) for all temperature monitoring systems.

•	Back up temperature monitoring system.

•	Data back-up of all validated temperature monitoring systems.
2.2.10	Inventory Management

2.2.10.1	The Contractor shall have written inventory policies and procedures that include physical inventory balancing and discrepancy handling procedures.

2.2.10.2	The Contractor shall implement a system to track supplies, equipment, ancillary supplies, and other items that will be maintained for the DSNS. This will include logging and scheduling preventive maintenance, validations, and calibrations of equipment requiring such activities.

2.2.11	Preparing Shipments

2.2.11.1	The Contractor shall kit, label, tag or otherwise prepare products for shipment as requested by DSNS.

2.2.11.2	The Contractor shall assemble client orders and load trailers for shipment of products to destinations designated by the DSNS.

2.2.11.3	The Contractor shall be able to deliver shipments to the continental United States as requested the Contracting Officer Technical Representative within a 24 hour period.

2.2.12	Data Management, Document Control, and Reporting

2.2.12.1	The Contractor shall maintain all facility records in compliance with DSNS-approved quality assurance standards, to include a formal document control program to manage the approval, distribution, archival, and change control of all cGMP-relevant documents, such as standard operating procedures (SOPs), validation documents, and training records.

2.2.12.2	The Contractor shall generate and present all documentation, receipts, and reports on demand to the Project Officer/DSNS in a format acceptable to the Project Officer/DSNS.

2.2.13	Product Insurance

2.2.13.1	The Contractor shall maintain custodial risk insurance or other similar insurance in an adequate amount to cover the commercial replacement value of all supplies, equipment, ancillary support items, and other materials and items held in the Contractor’s possession under this program.
2.3 Training
The intent of on line training and is to help federal, state, and local officials plan and manage an effective medical response to a terrorist attack, natural disaster, or technological accident. The on line training will concentrate on the design of a comprehensive system, and within that system, individual sites, that will quickly dispense assets to the public to protect it from an incident. System design covers issues such as determining the location and number of response sites for responding to a large-scale incident. Site design covers issues such as management, staffing, material and equipment support, and process flow that directly affect the number of people each site is able to process. When participants complete the on line training, they will better appreciate the need for vigorous, detailed planning before an event, the value of exercising their plan to test its effectiveness, and the importance of maintaining a permanent infrastructure to ensure their plan is ready when an event occurs.

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
STATEMENT OF WORK
2.3.1	Robust and Recurring Training

2.3.1.1	The Contractor shall establishing a robust and recurring on line training program regarding medical waste collection and disposal management. This subtask is an inherent part of developing the Operational Concept and is key to future success. This effort will provide requisite training and/or exercises that includes all DSNS emergency response organizational elements related to HSPD21 to enhance the DSNS public health response to future emergencies. Typical products may include overall training and/or exercise plans, lesson outlines, on-line or computer based training modules, tradeoff analyses, and inputs to a variety of documents delivered as technical reports. The training developed by the Contractor will need to be certified through the appropriate organizations to be a Continuing Education (CE) certified program. Certificates of completion will be maintained and produced by the Contractor. All registered and completed trainees will be provided to the Contracting Officer Technical Representative on a pre-determined reporting format and periodical basis.

2.3.1.2	The Contractor shall provide a nationwide preparedness training and education program for state and local health care providers, first responders, and governments (to include federal officials, governors’ offices, state and local health departments, and emergency management agencies). This training will include an explanation of the Medical Waste Management System for the SNS Program and how it enhances the overall DSNS mission and operations, but it will also alert state and local emergency response officials to the important issues they must plan for in order to dispose of SNS assets.

3.0	Medical Waste Management System Assets
This section of the Statement Of Work is to provide the contractor with a clear and concise list of materials that will be required to formulate the Medical Material Waste Management System. This will include medical waste disposal systems, supplies, equipment, and other items to build the system.
3.1 The Contractor shall provide the following quantities and sizes of medical waste mail-back systems:
Table 1

3.1.1	[REDACTED]
3.1.2	[REDACTED]
3.1.3	[REDACTED]
Criteria for the above mail-back systems:
	(i)	USPS approved for transporting small quantities of medical waste
	(ii)	Include polyethylene puncture and leak resistant container
	(iii)	Protective 4 mil bag liner
	(iv)	Instructions in English and Spanish
	(v)	Bar coded manifest and online tracking and proof of destruction
	(vi)	Independently tested for compliance with standards for medical waste transportation with USPS
	(vii)	All appropriate USPS permits
	(viii)	Opening of container at 45 degree angle and sturdy handle
	(ix)	Listed as EPA approved solution for proper disposal of medical waste
	(x)	Permitted and packaged for pre-arranged transportation including postage
3.2 The Contractor shall provide the following ancillary supplies that will be utilized as support items for the Medical Waste Management Systems:
Table 2

	Quantity	Item
3.2.1	[REDACTED]	[REDACTED]
3.2.2	[REDACTED]	[REDACTED]
3.2.3	[REDACTED]	[REDACTED]
3.2.4	[REDACTED]	[REDACTED]
3.2.5	[REDACTED]	[REDACTED]
3.2.6	[REDACTED]	[REDACTED]
3.2.7	[REDACTED]	[REDACTED]
3.2.8	[REDACTED]	[REDACTED]

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.

	Quantity	Item
3.2.9	[REDACTED]	[REDACTED]
3.2.10	[REDACTED]	[REDACTED]
3.2.11	[REDACTED]	[REDACTED]
3.2.12	[REDACTED]	[REDACTED]
3.2.13	[REDACTED]	[REDACTED]
3.2.14	[REDACTED]	[REDACTED]
3.2.15	[REDACTED]	[REDACTED]
3.2.16	[REDACTED]	[REDACTED]
3.2.17	[REDACTED]	[REDACTED]
3.2.18	[REDACTED]	[REDACTED]
3.2.19	[REDACTED]	[REDACTED]
3.2.20	[REDACTED]	[REDACTED]
3.2.21	[REDACTED]	[REDACTED]
3.3 The contractor shall assemble, kit, label, and store ready to deploy [REDACTED] Medical Waste Management Kits. One kit will consist of the following items from table 1 and table 2:

3.3	Quantity	Item
	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]
	[REDACTED]	[REDACTED]
[REDACTED]. A maximum of 20% of these items will be kitted and palletized [REDACTED]. These kits will be palletized on standard wooden pallets with a dimension not greater than 48 inches by 48 inches. The pallets will not have a height dimension greater than 50 inches. These pallets will be shrink wrapped with transparent pallet wrapping.
3.4 The Contractor shall own and operate state-approved and permitted treatment facility with destruction capabilities including incineration to support the destruction of the Medical Waste Management System assets. This facility must be operational during non- deployment times to handle assets used for Public Health non-emergency deployments.
3.5 The Contractor will be required to perform a rotation in place handling of the Medical Waste Management System assets to insure that the DSNS is receiving clean and up to date products maintained in the DSNS assets. These rotations will be coordinated with DSNS and the appropriate reports will be provided. DSNS will determine the percentage of readiness the Medical Waste Management System can fall to during a product rotation. The goal of this contract will be to rotate the assets at least once during the contract period. Items that do not have adequate regular consumption will be rotated to maximum level within the contractor customer base use.

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
PART II — 52.212-4 CONTRACT TERMS AND CONDITIONS-COMMERCIAL ITEMS (OCT 2008)
     (a) Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. If repair/replacement or reperformance will not correct the defects or is not possible, the Government may seek an equitable price reduction or adequate consideration for acceptance of nonconforming supplies or services. The Government must exercise its post-acceptance rights—
          (1) Within a reasonable time after the defect was discovered or should have been discovered; and
          (2) Before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.
     (b) Assignment. The Contractor or its assignee may assign its rights to receive payment due as a result of performance of this contract to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C. 3727). However, when a third party makes payment (e.g., use of the Governmentwide commercial purchase card), the Contractor may not assign its rights to receive payment under this contract.
     (c) Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.
     (d) Disputes. This contract is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.
     (e) Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.
     (f) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.
     (g) Invoice.
          (1) The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized) to the address designated in the contract to receive invoices. An invoice must include—
               (i) Name and address of the Contractor;
               (ii) Invoice date and number;
               (iii) Contract number, contract line item number and, if applicable, the order number;
               (iv) Description, quantity, unit of measure, unit price and extended price of the items delivered;
               (v) Shipping number and date of shipment, including the bill of lading number and weight of shipment if shipped on Government bill of lading;
               (vi) Terms of any discount for prompt payment offered;
               (vii) Name and address of official to whom payment is to be sent;
               (viii) Name, title, and phone number of person to notify in event of defective invoice; and
               (ix) Taxpayer Identification Number (TIN). The Contractor shall include its TIN on the invoice only if required elsewhere in this contract,
               (x) Electronic funds transfer (EFT) banking information.
                    (A) The Contractor shall include EFT banking information on the invoice only if required elsewhere in this contract.
                    (B) If EFT banking information is not required to be on the invoice, in order for the invoice to be a proper invoice, the Contractor shall have submitted correct EFT banking information in accordance with the applicable solicitation provision, contract clause (e.g., 52.232-33, Payment by Electronic Funds Transfer—Central Contractor Registration, or 52232-34, Payment by Electronic Funds Transfer—Other Than Central Contractor Registration), or applicable agency procedures.
                    (C) EFT banking information is not required if the Government waived the requirement to pay by EFT.
          (2) Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) prompt payment regulations at 5 CFR Part 1315.

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
PART II — 52.212-4 CONTRACT TERMS AND CONDITIONS—COMMERCIAL ITEMS (OCT 2008) cont.
     (h) Patent indemnity. The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.
     (i) Payment—
          (1) Items accepted. Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract.
          (2) Prompt payment The Government will make payment in accordance with the Prompt Payment Act (3l U.S.C. 3903) and prompt payment regulations at 5 CFR Part 1315.
          (3) Electronic Funds Transfer (EFT). If the Government makes payment by EFT, see 52.212-5(b) for the appropriate EFT clause.
          (4) Discount. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the specified payment date if an electronic funds transfer payment is made.
          (5) Overpayments. If the Contractor becomes aware of a duplicate contract financing or invoice payment or that the Government has otherwise overpaid on a contract financing or invoice payment, the Contractor shall—
               (i) Remit the overpayment amount to the payment office cited in the contract along with a description of the overpayment including the—
                    (A) Circumstances of the overpayment (e.g., duplicate payment, erroneous payment, liquidation errors, date(s) of overpayment);
                    (B) Affected contract number and delivery order number, if applicable;
                    (C) Affected contract line item or subline item, if applicable; and
                    (D) Contractor point of contact.
               (ii) Provide a copy of the remittance and supporting documentation to the Contracting Officer.
          (6) Interest.
               (i) All amounts that become payable by the Contractor to the Government under this contract shall bear simple interest from the date due until paid unless paid within 30 days of becoming due. The interest rate shall be the interest rate established by the Secretary of the Treasury as provided in Section 611 of the Contract Disputes Act of 1978 (Public Law 95-563), which is applicable to the period in which the amount becomes due, as provided in (i)(6)(v) of this clause, and then at the rate applicable for each six-month period as fixed by the Secretary until the amount is paid.
               (ii) The Government may issue a demand for payment to the Contractor upon finding a debt is due under the contract.
               (iii) Final decisions. The Contracting Officer will issue a final decision as required by 33.211 if—
                    (A) The Contracting Officer and the Contractor are unable to reach agreement on the existence or amount of a debt within 30 days;
                    (B) The Contractor fails to liquidate a debt previously demanded by the Contracting Officer within the timeline specified in the demand for payment unless the amounts were not repaid because the Contractor has requested an installment payment agreement; or
                    (C) The Contractor requests a deferment of collection on a debt previously demanded by the Contracting Officer (see 32.607-2).
               (iv) If a demand for payment was previously issued for the debt, the demand for payment included in the final decision shall identify the same due date as the original demand for payment.
               (v) Amounts shall be due at the earliest of the following dates:
                    (A) The date fixed under this contract.
                    (B) The date of the first written demand for payment, including any demand for payment resulting from a default termination.
               (vi) The interest charge shall be computed for the actual number of calendar days involved beginning on the due date and ending on—

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
PART II — 52.212-4 CONTRACT TERMS AND CONDITIONS—COMMERCIAL ITEMS (OCT 2008) cont.
                    (A) The date on which the designated office receives payment from the Contractor;
                    (B) The date of issuance of a Government check to the Contractor from which an amount otherwise payable has been withheld as a credit against the contract debt; or
                    (C) The date on which an amount withheld and applied to the contract debt would otherwise have become payable to the Contractor.
               (vii) The interest charge made under this clause may be reduced under the procedures prescribed in 32.608-2 of the Federal Acquisition Regulation in effect on the date of this contract.
     (j) Risk of loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon:
          (1) Delivery of the supplies to a carrier, if transportation is f.o.b. origin; or
          (2) Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.
     (k) Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.
     (l) Termination for the Government’s convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor’s records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.
     (m) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.
     (n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.
     (o) Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.
     (p) Limitation of liability (TAILORED). Except as otherwise provided by an express warranty, the Contractor will not be liable to the Government in a breach of warranty action for consequential damages resulting from any defect or deficiencies in accepted items.
     (q) Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.
     (r) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. 3701, et seq., Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-38. Anti-Kickback Act of 1986; 41 U.S.C. 265 and 10 U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; and 41 U.S.C. 423 relating to procurement integrity.
     (s) Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order:
          (1) The schedule of supplies/services.
          (2) The Assignments, Disputes, Payments, Invoice, Other Compliances, and Compliance with Laws Unique to Government Contracts paragraphs of this clause.
          (3) The clause at 52.212-5.
          (4) Addenda to this solicitation or contract, including any license agreements for computer software.
          (5) Solicitation provisions if this is a solicitation.
          (6) Other paragraphs of this clause.
          (7) The Standard Form 1449.

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
PART II — 52.212-4 CONTRACT TERMS AND CONDITIONS-COMMERCIAL ITEMS (OCT 2008) cont.
          (8) Other documents, exhibits, and attachments.
          (9) The specification.
     (t) Central Contractor Registration (CCR).
          (1) Unless exempted by an addendum to this contract, the Contractor is responsible during performance and through final payment of any contract for the accuracy and completeness of the data within the CCR database, and for any liability resulting from the Government’s reliance on inaccurate or incomplete data. To remain registered in the CCR database after the initial registration, the Contractor is required to review and update on an annual basis from the date of initial registration or subsequent updates its information in the CCR database to ensure it is current, accurate and complete. Updating information in the CCR does not alter the terms and conditions of this contract and is not a substitute for a properly executed contractual document.
          (2)(i) If a Contractor has legally changed its business name, “doing business as” name, or division name (whichever is shown on the contract), or has transferred the assets used in performing the contract, but has not completed the necessary requirements regarding novation and change-of-name agreements in FAR Subpart 42.12, the Contractor shall provide the responsible Contracting Officer a minimum of one business day’s written notification of its intention to (A) change the name in the CCR database; (B) comply with the requirements of Subpart 42.12; and (C) agree in writing to the timeline and procedures specified by the responsible Contracting Officer. The Contractor must provide with the notification sufficient documentation to support the legally changed name.
               (ii) If the Contractor fails to comply with the requirements of paragraph (t)(2)(i) of this clause, or fails to perform the agreement at paragraph (t)(2)(i)(C) of this clause, and, in the absence of a properly executed novation or change-of-name agreement, the CCR information that shows the Contractor to be other than the Contractor indicated in the contract will be considered to be incorrect information within the meaning of the “Suspension of Payment” paragraph of the electronic funds transfer (EFT) clause of this contract.
          (3) The Contractor shall not change the name or address for EFT payments or manual payments, as appropriate, in the CCR record to reflect an assignee for the purpose of assignment of claims (see Subpart 32.8, Assignment of Claims). Assignees shall be separately registered in the CCR database. Information provided to the Contractor’s CCR record that indicates payments, including those made by EFT, to an ultimate recipient other than that Contractor will be considered to be incorrect information within the meaning of the “Suspension of payment” paragraph of the EFT clause of this contract.
          (4) Offerors and Contractors may obtain information on registration and annual confirmation requirements via the internet at http://www.ccr.gov or by calling 1-888-227-2423 or 269-961-5757.

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
ADDENDUM TO 52.212-4 CONTRACT TERMS AND CONDITIONS — COMMERCIAL ITEMS
52.216-1 TYPE OF CONTRACT (APR 1984)
The Government contemplates award of a Indefinite Delivery Requirements Firm Fixed Price Contract resulting from this solicitation.
52.216-21 REQUIREMENTS (OCT 1995)
     (a) This is a requirements contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies or services specified in the Schedule are estimates only and are not purchased by this contract. Except as this contract may otherwise provide, if the Government’s requirements do not result in orders in the quantities described as “estimated” or “maximum” in the Schedule, that fact shall not constitute the basis for an equitable price adjustment.
     (b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. Subject to any limitations in the Order Limitations clause or elsewhere in this contract, the Contractor shall furnish to the Government all supplies or services specified in the Schedule and called for by orders issued in accordance with the Ordering clause. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.
     (c) Except as this contract otherwise provides, the Government shall order from the Contractor all the supplies or services specified in the Schedule that are required to be purchased by the Government activity or activities specified in the Schedule.
     (d) The Government is not required to purchase from the Contractor requirements in excess of any limit on total orders under this contract.
     (e) If the Government urgently requires delivery of any quantity of an item before the earliest date that delivery may be specified under this contract, and if the Contractor will not accept an order providing for the accelerated delivery, the Government may acquire the urgently required goods or services from another source.
     (f) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after January 31, 2014.
52.216-18 ORDERING (OCT 1995)
     (a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from effective date through January 31, 2014.
     (b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.
     (c) If mailed, a delivery order or task order is considered “issued” when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.
     [REDACTED]
     (a) The offeror or respondent, in the performance of any contract resulting from this solicitation, [REDACTED]
     (b) If the offeror or respondent checks [REDACTED] paragraph (a) of this provision, it shall insert in the following spaces the required information:
     [REDACTED]

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
ADDENDUM TO 52.212-4 CONTRACT TERMS AND CONDITIONS — COMMERCIAL ITEMS
52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)
     a) The Government may extend the term of this contract by written notice to the Contractor within 30 days before expiration of the contract provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.
     (b) If the Government exercises this option, the extended contract shall be considered to include this option clause.
     (c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed five years.
52.232-18 AVAILABILITY OF FUNDS
Funds are not presently available for this contract. The Government’s obligation under this contract is contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment may arise until funds are made available to the Contracting Officer for this contract and until the Contractor receives notice of such availability, to be confirmed in writing by the Contracting Officer.
852.202-70 COMMERCIAL ADVERTISING (JAN 2008)
The bidder or offeror agrees that if a contract is awarded to him/her, as a result of this solicitation, he/she will not advertise the award of the contract in his/her commercial advertising in such a manner as to state or imply that the Department of Veterans Affairs endorses a product, project or commercial line of endeavor.
52.222-1 NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (FEB 1997)
If the Contractor has knowledge that any actual or potential labor dispute is delaying or threatens to delay the timely performance of this contract, the Contractor shall immediately give notice, including all relevant information, to the Contracting Officer.
52.247-34 F.O.B. DESTINATION (NOV 1991)
     a) The term “f.o.b. destination,” as used in this clause, means—
          (1) Free of expense to the Government, on board the carrier’s conveyance, at a specified delivery point where the consignee’s facility (plant, warehouse, store, lot, or other location to which shipment can be made) is located; and
          (2) Supplies shall be delivered to the destination consignee’s wharf (if destination is a port city and supplies are for export), warehouse unloading platform, or receiving dock, at the expense of the Contractor. The Government shall not be liable for any delivery, storage, demurrage, accessorial, or other charges involved before the actual delivery (or “constructive placement” as defined in carrier tariffs) of the supplies to the destination, unless such charges are caused by an act or order of the Government acting in its contractual capacity, If rail carrier is used, supplies shall be delivered to the specified unloading platform of the consignee. If motor carrier (including “piggyback”) is used, supplies shall be delivered to truck tailgate at the unloading platform of the consignee, except when the supplies delivered meet the requirements of Item 568 of the National Motor Freight Classification for “heavy or bulky freight”. When supplies meeting the requirements of the referenced Item 568 are delivered, unloading (including movement to the tailgate) shall be performed by the consignee, with assistance from the truck driver, if requested. If the contractor uses rail carrier or freight forwarded for less than carload shipments, the contractor shall ensure that the carrier will furnish tailgate delivery, when required, if transfer to truck is required to complete delivery to consignee.
     (b) The Contractor shall—
          (l)(i) Pack and mark the shipment to comply with contract specifications; or
               (ii) In the absence of specifications, prepare the shipment in conformance with carrier requirements;
          (2) Prepare and distribute commercial bills of lading;
          (3) Deliver the shipment in good order and condition to the point of delivery specified in the contract;
          (4) Be responsible for any loss of and/or damage to the goods occurring before receipt of the shipment by the consignee at the delivery point specified in the contract;

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
ADDENDUM TO 52.212-4 CONTRACT TERMS AND CONDITIONS — COMMERCIAL ITEMS
52.247-34 F.O.B. DESTINATION (NOV 1991) cont.
          (5) Furnish a delivery schedule and designate the mode of delivering carrier; and
          (6) Pay and bear all charges to the specified point of delivery.
AS214 PRODUCT MODIFICATION, REMOVAL OR RECALL (JAN 2008)
If any product awarded under this solicitation requires modification, is removed or recalled by the contractor or manufacturer due to defects in the product or potential dangers to patients, or if any required modification, removal or recall is suggested or mandated by a regulatory or official agency, the following steps will immediately be taken by the contractor or manufacturer:
a. Notify [REDACTED] Division of Strategic National Stockpile (049A2-1), V A National Acquisition Center, P.O. Box 76, Building 37, Hines, IL 60141, in writing, by the most expeditious manner possible. Provide two copies of the notification, which shall include, but not be limited to the following:
(1) Complete item description and/or identification, order numbers from customers, and the contract number assigned as a result of an award on this solicitation.
(2) Reasons for modifications, removal or recall.
(3) Necessary instructions for return for credit, replacement or corrective action.
b. A copy of the notification in a. above shall be provided to:
[REDACTED]
852.270-4 COMMERCIAL ADVERTISING (JAN 2008)
The bidder or offeror agrees that if a contract is awarded to him/her, as a result of this solicitation, he/she will not advertise the award of the contract in his/her commercial advertising in such a manner as to state or imply that the Department of Veterans Affairs endorses a product, project or commercial line of endeavor.
52.203-3 GRATUITIES (APR 1984)
     (a) The right of the Contractor to proceed may be terminated by written notice if, after notice and hearing, the agency head or a designee determines that the Contractor, its agent, or another representative—
          (1) Offered or gave a gratuity (e.g., an entertainment or gift) to an officer, official, or employee of the Government; and
          (2) Intended, by the gratuity, to obtain a contract or favorable treatment under a contract.
     (b) The facts supporting this determination may be reviewed by any court having lawful jurisdiction.
     (c) If this contract is terminated under paragraph (a) of this clause, the Government is entitled—
          (1) To pursue the same remedies as in a breach of the contract; and
          (2) In addition to any other damages provided by law, to exemplary damages of not less than 3 nor more than 10 times the cost incurred by the Contractor in giving gratuities to the person concerned, as determined by the agency head or a designee. (This paragraph (c)(2) is applicable only if this contract uses money appropriated to the Department of Defense.)
     (d) The rights and remedies of the Government provided in this clause shall not be exclusive and are in addition to any other rights and remedies provided by law or under this contract.

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
ADDENDUM TO 52.212-4 CONTRACT TERMS AND CONDITIONS — COMMERCIAL ITEMS cont.
52.245-1 GOVERNMENT PROPERTY (JUNE 2007)
     (a) Definitions. As used in this clause—
     “Acquisition cost” means the cost to acquire a tangible capital asset including the purchase price of the asset and costs necessary to prepare the asset for use. Costs necessary to prepare the asset for use include the cost of placing the asset in location and bringing the asset to a condition necessary for normal or expected use.
     “Cannibalize” means to remove serviceable parts from one item of equipment in order to install them on another item of equipment.
     “Contractor-acquired property” means property acquired, fabricated, or otherwise provided by the Contractor for performing a contract, and to which the Government has title.
     “Contractor inventory” means—
          (1) Any property acquired by and in the possession of a Contractor or subcontractor under a contract for which title is vested in the Government and which exceeds the amounts needed to complete full performance under the entire contract;
          (2) Any property that the Government is obligated or has the option to take over under any type of contract, e.g., as a result either of any changes in the specifications or plans thereunder or of the termination of the contract (or subcontract thereunder), before completion of the work, for the convenience or at the option of the Government; and
          (3) Government-furnished property that exceeds the amounts needed to complete full performance under the entire contract.
          (4) “Contractor’s managerial personnel” means the Contractor’s directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of—
          (1) All or substantially all of the Contractor’s business;
          (2) All or substantially all of the Contractor’s operation at any one plant or separate location; or
          (3) A separate and complete major industrial operation.
     “Demilitarization” means rendering a product unusable for, and not restorable to, the purpose for which it was designed or is customarily used.
     “Discrepancies incident to shipment” means any differences (e.g., count or condition) between the items documented to have been shipped and items actually received.
     “Equipment” means a tangible asset that is functionally complete for its intended purpose, durable, nonexpendable, and needed for the performance of a contract. Equipment is not intended for sale, and does not ordinarily lose its identity or become a component part of another article when put into use.
     “Government-furnished property” means property in the possession of, or directly acquired by, the Government and subsequently furnished to the Contractor for performance of a contract.
     “Government property” means all property owned or leased by the Government. Government property includes both Government-furnished and Contractor-acquired property.
     “Material” means property that may be consumed or expended during the performance of a contract, component parts of a higher assembly, or items that lose their individual identity through incorporation into an end-item. Material does not include equipment, special tooling and special test equipment.
     “Nonseverable” means property that cannot be removed after construction or installation without substantial loss of value or damage to the installed property or to the premises where installed.
     “Plant equipment” as used in this part, means personal property of a capital nature (including equipment, machine tools, test equipment, furniture, vehicles, and accessory and auxiliary items) for use in manufacturing supplies, in performing services, or for any administrative or general plant purpose. It does not include special tooling or special test equipment.
     “Precious metals” means silver, gold, platinum, palladium, iridium, osmium, rhodium, and ruthenium.
     “Property” means all tangible property, both real and personal.
     “Property Administrator” means an authorized representative of the Contracting Officer appointed in accordance with agency procedures, responsible for administering the contract requirements and obligations relating to Government property in the possession of a Contractor.
     “Provide” means to furnish, as in Government-furnished property, or to acquire, as in contractor-acquired property.
     “Real property” means land and rights in land, ground improvements, utility distribution systems, and buildings and other structures. It does not include foundations and other work necessary for installing special tooling, special test equipment, or plant equipment.

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
ADDENDUM TO 52.212-4 CONTRACT TERMS AND CONDITIONS — COMMERCIAL ITEMS cont.
52.245-1 GOVERNMENT PROPERTY (JUNE 2007) cont.
     “Sensitive property” means property potentially dangerous to the public safety or security if stolen, lost, or misplaced, or that shall be subject to exceptional physical security, protection, control, and accountability. Examples include weapons, ammunition, explosives, controlled substances, radioactive materials, hazardous materials or wastes, or precious metals.
     “Surplus property” means excess personal property not required by any Federal agency as determined by the Administrator of the General Services Administration (GSA).
     (b) Property management.
          (1) The Contractor shall have a system to manage (control, use, preserve, protect, repair and maintain) Government property in its possession. The system shall be adequate to satisfy the requirements of this clause. In doing so, the Contractor shall initiate and maintain the processes, systems, procedures, records, and methodologies necessary for effective control of Government property, consistent with voluntary consensus standards and/or industry-leading practices and standards for Government property management except where inconsistent with law or regulation. During the period of performance, the Contractor shall disclose any significant changes to their property management system to the Property Administrator prior to implementation.
          (2) The Contractor’s responsibility extends from the initial acquisition and receipt of property, through stewardship, custody, and use until formally relieved of responsibility by authorized means, including delivery, consumption, expending, disposition, or via a completed investigation, evaluation, and final determination for lost, damaged, destroyed, or stolen property. This requirement applies to all Government property under the Contractor’s accountability, stewardship, possession or control, including its vendors or subcontractors (see paragraph (f)(l)(v) of this clause).
          (3) The Contractor shall include the requirements of this clause in all subcontracts under which Government property is acquired or furnished for subcontract performance.
     (c) Use of Government property. The Contractor shall use Government property, either furnished or acquired under this contract, only for performing this contract, unless otherwise provided for in this contract or approved by the Contracting Officer. The Contractor shall not modify, cannibalize, or make alterations to Government property unless this contract specifically identifies the modifications, alterations or improvements as work to be performed.
     (d) Government-furnished property.
          (1) The Government shall deliver to the Contractor the Government-furnished property described in this contract. The Government shall furnish related data and information needed for the intended use of the property. The warranties of suitability of use and timely delivery of Government-furnished property do not apply to property acquired or fabricated by the Contractor as contractor-acquired property and subsequently transferred to another contract with this Contractor.
          (2) The delivery and/or performance dates specified in this contract are based upon the expectation that the Government-furnished property will be suitable for contract performance and will be delivered to the Contractor by the dates stated in the contract.
               (i) If the property is not delivered to the Contractor by the dates stated in the contract, the Contracting Officer shall, upon the Contractor’s timely written request, consider an equitable adjustment to the contract.
               (ii) In the event property is received by the Contractor, or for Government-furnished property after receipt and installation, in a condition not suitable for its intended use, the Contracting Officer shall, upon the Contractor’s timely written request, advise the Contractor on a course of action to remedy the problem. Such action may include repairing, replacing, modifying, returning, or otherwise disposing of the property at the Government’s expense. Upon completion of the required action(s), the Contracting Officer shall consider an equitable adjustment to the contract (see also paragraph (f)(1)(ii)(A) of this clause).
               (iii) The Government may, at its option, furnish property in an “as-is” condition. The Contractor will be given the opportunity to inspect such property prior to the property being provided. In such cases, the Government makes no warranty with respect to the serviceability and/or suitability of the property for contract performance. Any repairs, replacement, and/or refurbishment shall be at the Contractor’s expense.
          (3)
               (i) The Contracting Officer may by written notice, at any time—
                    (A) Increase or decrease the amount of Government-furnished property under this contract;
                    (B) Substitute other Government-furnished property for the property previously furnished, to be furnished, or to be acquired by the Contractor for the Government under this contract; or
                    (C) Withdraw authority to use property.

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
ADDENDUM TO 52.212-4 CONTRACT TERMS AND CONDITIONS — COMMERCIAL ITEMS cont.
52.245-1 GOVERNMENT PROPERTY (JUNE 2007) cont.
               (ii) Upon completion of any action(s) under paragraph (d)(3)(i) of this clause, and the Contractor’s timely written request, the Contracting Officer shall consider an equitable adjustment to the contract.
     (e) Title to Government property.
          (1) The Government shall retain title to all Government-furnished property. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.
          (2) Fixed-price contracts.
               (i) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as “Government property”), are subject to the provisions of this clause.
               (ii) Title to each item of equipment, special test equipment and special tooling acquired by the Contractor for the Government under this contract shall pass to and vest in the Government when its use in performing this contract commences or when the Government has paid for it, whichever is earlier, whether or not title previously vested in the Government.
               (iii) If this contract contains a provision directing the Contractor to purchase material for which the Government will reimburse the Contractor as a direct item of cost under this contract—
                    (A) Title to material purchased from a vendor shall pass to and vest in the Government upon the vendor’s delivery of such material; and
                    (B) Title to all other material shall pass to and vest in the Government upon—
                         (1) Issuance of the material for use in contract performance;
                         (2) Commencement of processing of the material or its use in contract performance; or
                          (3) Reimbursement of the cost of the material by the Government, whichever occurs first.
           (3) Title under Cost-Reimbursement or Time-and-Material Contracts or Cost-Reimbursable contract line items under Fixed-Price contracts.
               (i) Title to all property purchased by the Contractor for which the Contractor is entitled to be reimbursed as a direct item of cost under this contract shall pass to and vest in the Government upon the vendor’s delivery of such property.
               (ii) Title to all other property, the cost of which is reimbursable to the Contractor, shall pass to and vest in the Government upon—
                    (A) Issuance of the property for use in contract performance;
                    (B) Commencement of processing of the property for use in contract performance; or
                    (C) Reimbursement of the cost of the property by the Government, whichever occurs first.
               (iii) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (e)(3)(iii) (collectively referred to as “Government property”), are subject to the provisions of this clause.
     (f) Contractor plans and systems.
          (1) Contractors shall establish and implement property management plans, systems, and procedures at the contract, program, site or entity level to enable the following outcomes:
               (i) Acquisition of Property. The Contractor shall document that all property was acquired consistent with its engineering, production planning, and material control operations.
               (ii) Receipt of Government Property. The Contractor shall receive Government property (document the receipt), record the information necessary to meet the record requirements of paragraph (f)(l)(iii)(A)(l) through (5) of this clause, identify as Government owned in a manner appropriate to the type of property (e.g., stamp, tag, mark, or other identification), and manage any discrepancies incident to shipment.
                    (A) Government-furnished property. The Contractor shall furnish a written statement to the Property Administrator containing all relevant facts, such as cause or condition and a recommended course(s) of action, if overages, shortages, or damages and/or other discrepancies are discovered upon receipt of Government-furnished property.
                    (B) Contractor-acquired property. The Contractor shall take all actions necessary to adjust for overages, shortages, damage and/or other discrepancies discovered upon receipt, in shipment of Contractor-acquired property from a vendor or supplier, so as to ensure the proper allocability and allowability of associated costs.

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
ADDENDUM TO 52.212-4 CONTRACT TERMS AND CONDITIONS — COMMERCIAL ITEMS cont.
52.245-1 GOVERNMENT PROPERTY (JUNE 2007) cont.
               (iii) Records of Government property. The Contractor shall create and maintain records of all Government property accountable to the contract, including Government-furnished and Contractor-acquired property.
                    (A) Property records shall enable a complete, current, auditable record of all transactions and shall, unless otherwise approved by the Property Administrator, contain the following:
                         (1) The name, part number and description, manufacturer, model number, and National Stock Number (if needed for additional item identification tracking and/or disposition).
                         (2) Quantity received (or fabricated), issued, and balance-on-hand.
                         (3) Unit acquisition cost.
                         (4) Unique-item identifier or equivalent (if available and necessary for individual item tracking).
                         (5) Unit of measure.
                         (6) Accountable contract number or equivalent code designation.
                         (7) Location.
                         (8) Disposition.
                         (9) Posting reference and date of transaction.
                         (10) Date placed in service.
                    (B) Use of a Receipt and Issue System for Government Material. When approved by the Property Administrator, the Contractor may maintain, in lieu of formal property records, a file of appropriately cross-referenced documents evidencing receipt, issue, and use of material that is issued for immediate consumption.
               (iv) Physical inventory. The Contractor shall periodically perform, record, and disclose physical inventory results. A final physical inventory shall be performed upon contract completion or termination. The Property Administrator may waive this final inventory requirement, depending on the circumstances (e.g., overall reliability of the Contractor’s system or the property is to be transferred to a follow-on contract).
               (v) Subcontractor control.
                    (A) The Contractor shall award subcontracts that clearly identify assets to be provided and shall ensure appropriate flow down of contract terms and conditions (e.g., extent of liability for loss, damage, destruction or theft of Government property).
                    (B) The Contractor shall assure its subcontracts are properly administered and reviews are periodically performed to determine the adequacy of the subcontractor’s property management system.
               (vi) Reports. The Contractor shall have a process to create and provide reports of discrepancies; loss, damage, destruction, or theft; physical inventory results; audits and self-assessments; corrective actions; and other property related reports as directed by the Contracting Officer.
                    (A) Loss, damage, destruction, or theft. Unless otherwise directed by the Property Administrator, the Contractor shall investigate and promptly furnish a written narrative of all incidents of loss, damage, destruction, or theft to the property administrator as soon as the facts become known or when requested by the Government.
                    (B) Such reports shall, at a minimum, contain the following information:
                         (1) Date of incident (if known).
                         (2) The name, commercial description, manufacturer, model number, and National Stock Number (if applicable).
                         (3) Quantity.
                         (4) Unique Item Identifier (if available).
                         (5) Accountable Contract number.
                         (6) A statement indicating current or future need.
                         (7) Acquisition cost, or if applicable, estimated scrap proceeds, estimated repair or replacement costs.
                         (8) All known interests in commingled property of which the Government property is a part.
                         (9) Cause and corrective action taken or to be taken to prevent recurrence.
                         (10) A statement that the Government will receive any reimbursement covering the loss, damage, destruction, or theft, in the event the Contractor was or will be reimbursed or compensated.
                         (11) Copies of all supporting documentation.
                         (12) Last known location.

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
ADDENDUM TO 52.212-4 CONTRACT TERMS AND CONDITIONS — COMMERCIAL ITEMS cont.
52.245-1 GOVERNMENT PROPERTY (JUNE 2007) cont.
                         (13) A statement that the property did or did not contain sensitive or hazardous material, and if so, that the appropriate agencies were notified.
               (vii) Relief of stewardship responsibility. Unless the contract provides otherwise, the Contractor shall be relieved of stewardship responsibility for Government property when such property is—
                    (A) Consumed or expended, reasonably and properly, or otherwise accounted for, in the performance of the contract, including reasonable inventory adjustments of material as determined by the Property Administrator; or a Property Administrator granted relief of responsibility for loss, damage, destruction or theft of Government property;
                    (B) Delivered or shipped from the Contractor’s plant, under Government instructions, except when shipment is to a subcontractor or other location of the Contractor; or
                    (C) Disposed of in accordance with paragraphs (j) and (k) of this clause.
               (viii) Utilizing Government property.
                    (A) The Contractor shall utilize, consume, move, and store Government Property only as authorized under this contract. The Contractor shall promptly disclose and report Government property in its possession that is excess to contract performance.
                    (B) Unless otherwise authorized in this contract or by the Property Administrator the Contractor shall not commingle Government property with property not owned by the Government
               (ix) Maintenance. The Contractor shall properly maintain Government property. The Contractor’s maintenance program shall enable the identification, disclosure, and performance of normal and routine preventative maintenance and repair. The Contractor shall disclose and report to the Property Administrator the need for replacement and/or capital rehabilitation.
                (x) Property closeout. The Contractor shall promptly perform and report to the Property Administrator contract property closeout, to include reporting, investigating and securing closure of all loss, damage, destruction, or theft cases; physically inventorying all property upon termination or completion of this contract; and disposing of items at the time they are determined to be excess to contractual needs.
          (2) The Contractor shall establish and maintain Government accounting source data, as may be required by this contract, particularly in the areas of recognition of acquisitions and dispositions of material and equipment.
          (3) The Contractor shall establish and maintain procedures necessary to assess its property management system effectiveness, and shall perform periodic internal reviews and audits. Significant findings and/or results of such reviews and audits pertaining to Government property shall be made available to the Property Administrator.
     (g) Systems analysis.
          (1) The Government shall have access to the contractor’s premises and all Government property, at reasonable times, for the purposes of reviewing, inspecting and evaluating the Contractor’s property management plan, systems, procedures, records, and supporting documentation that pertains to Government property.
          (2) Records of Government property shall be readily available to authorized Government personnel and shall be safeguarded from tampering or destruction.
          (3) Should it be determined by the Government that the Contractor’s property management practices are inadequate or not acceptable for the effective management and/or control of Government property under this contract, and/or present an undue risk to the Government, the Contractor shall immediately take all necessary corrective actions as directed by the Property Administrator.
          (4) The Contractor shall ensure Government access to subcontractor premises, and all Government property located at subcontractor premises, for the purposes of reviewing, inspecting and evaluating the subcontractor’s property management plan, systems, procedures, records, and supporting documentation that pertains to Government property.
     (h) Contractor Liability for Government Property.
          (1) Unless otherwise provided for in the contract, the Contractor shall not be liable for loss, damage, destruction, or theft to the Government property furnished or acquired under this contract, except when any one of the following applies—
               (i) The risk is covered by insurance or the Contractor is otherwise reimbursed (to the extent of such insurance or reimbursement). The allowability of insurance costs shall be determined in accordance with 31.205-19.

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
ADDENDUM TO 52.212-4 CONTRACT TERMS AND CONDITIONS — COMMERCIAL ITEMS cont.
52.245-1 GOVERNMENT PROPERTY (JUNE 2007) cont.
               (ii) The loss, damage, destruction, or theft is the result of willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel. Contractor’s managerial personnel, in this clause, means the Contractor’s directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of all or substantially all of the Contractor’s business; all or substantially all of the Contractor’s operation at any one plant or separate location; or a separate and complete major industrial operation.
               (iii) The Contracting Officer has, in writing, revoked the Government’s assumption of risk for loss, damage, destruction, or theft, due to a determination under paragraph (g) of this clause that the Contractor’s property management practices are inadequate, and/or present an undue risk to the Government, and the Contractor failed to take timely corrective action. If the Contractor can establish by clear and convincing evidence that the loss, damage, destruction, or theft of Government property occurred while the Contractor had adequate property management practices or the loss, damage, destruction, or theft of Government property did not result from the Contractor’s failure to maintain adequate property management practices, the Contractor shall not be held liable.
          (2) The Contractor shall take all reasonable actions necessary to protect the Government property from further loss, damage, destruction, or theft. The Contractor shall separate the damaged and undamaged Government property, place all the affected Government property in the best possible order, and take such other action as the Property Administrator directs.
          (3) The Contractor shall do nothing to prejudice the Government’s rights to recover against third parties for any loss, damage, destruction, or theft of Government property.
          (4) Upon the request of the Contracting Officer, the Contractor shall, at the Government’s expense, furnish to the Government all reasonable assistance and cooperation, including the prosecution of suit and the execution of instruments of assignment in favor of the Government in obtaining recovery.
     (i) Equitable adjustment. Equitable adjustments under this clause shall be made in accordance with the procedures of the Changes clause. The right to an equitable adjustment shall be the Contractor’s exclusive remedy and the Government shall not be liable to suit for breach of contract for the following:
          (1) Any delay in delivery of Government-furnished property.
          (2) Delivery of Government-furnished property in a condition not suitable for its intended use.
          (3) An increase, decrease, or substitution of Government-furnished property.
          (4) Failure to repair or replace Government property for which the Government is responsible.
     (j) Contractor inventory disposal. Except as otherwise provided for in this contract, the Contractor shall not dispose of Contractor inventory until authorized to do so by the Plant Clearance Officer.
          (1) Scrap to which the Government has obtained title under paragraph (e) of this clause.
               (i) Contractor with an approved scrap procedure.
                    (A) The Contractor may dispose of scrap resulting from production or testing under this contract without Government approval. However, if the scrap requires demilitarization or is sensitive property, the Contractor shall submit the scrap on an inventory disposal schedule.
                    (B) For scrap from other than production or testing the Contractor may prepare scrap lists in lieu of inventory disposal schedules (provided such lists are consistent with the approved scrap procedures), except that inventory disposal schedules shall be submitted for scrap aircraft or aircraft parts and scrap that—
                         (1) Requires demilitarization;
                         (2) Is a classified item;
                         (3) Is generated from classified items;
                         (4) Contains hazardous materials or hazardous wastes;
                         (5) Contains precious metals; or
                         (6) Is dangerous to the public health, safety, or welfare.
               (ii) Contractor without an approved scrap procedure. The Contractor shall submit an inventory disposal schedule for all scrap.

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
ADDENDUM TO 52.212-4 CONTRACT TERMS AND CONDITIONS—COMMERCIAL ITEMS cont.
52.245-1 GOVERNMENT PROPERTY (JUNE 2007) cont.
               The Contractor may not dispose of scrap resulting from production or testing under this contract without Government approval.
          (2) Predisposal requirements.
               (i) Once the Contractor determines that Contractor-acquired property is no longer needed for contract performance, the Contractor in the following order of priority—
                    (A) May contact the Contracting Officer if use of the property in the performance of other Government contracts is practical;
                    (B) May purchase the property at the acquisition cost; or
                    (C) Shall make reasonable efforts to return unused property to the appropriate supplier at fair market value (less, if applicable, a reasonable restocking fee that is consistent with the supplier’s customary practices).
               (ii) The Contractor shall list, on Standard Form 1428, Inventory Disposal Schedule, property that was not used in the performance of other Government contracts under paragraph (j)(2)(i)(A) of this clause, property that was not purchased under paragraph (j)(2)(i)(B) of this clause, and property that could not be returned to a supplier under paragraph (j)(2)(i)(C) of ths clause.
          (3) Inventory disposal schedules.
               (i) The Contractor shall use Standard Form 1428, Inventory Disposal Schedule, to identify—
                    (A) Government-furnished property that is no longer required for performance of this contract, provided the terms of another Government contract do not require the Government to furnish that property for performance of this contract;
                    (B) Contractor-acquired property, to which the Government has obtained title under paragraph (e) of this clause, which is no longer required for performance of that contract; and
                    (C) Termination inventory.
               (ii) The Contractor may annotate inventory disposal schedules to identify property the Contractor wishes to purchase from the Government.
               (iii) Unless the Plant Clearance Officer has agreed otherwise, or the contract requires electronic submission of inventory disposal schedules, the Contractor shall prepare separate inventory disposal schedules for—
                    (A) Special test equipment with commercial components;
                    (B) Special test equipment without commercial components;
                    (C) Printing equipment;
                    (D) Information technology (e.g., computers, computer components, peripheral equipment, and related equipment);
                    (E) Precious metals;
                    (F) Nonnuclear hazardous materials or hazardous wastes; or
                    (G) Nuclear materials or nuclear wastes.
               (iv) The Contractor shall describe the property in sufficient detail to permit an understanding of its intended use. Property with the same description, condition code, and reporting location may be grouped in a single line item.
          (4) Submission requirements. The Contractor shall submit inventory disposal schedules to the Plant Clearance Officer no later than—
               (i) 30-days following the Contractor’s determination that a Government property item is no longer required for performance of this contract;
               (ii) 60 days, or such longer period as may be approved by the Plant Clearance Officer, following completion of contract deliveries or performance; or
               (iii) 120 days, or such longer period as may be approved by the Termination Contracting Officer following contract termination in whole or in part.
          (5) Corrections. The Plant Clearance Officer may—
               (i) Reject a schedule for cause (e.g., contains errors, determined to be inaccurate); and
               (ii) Require the Contractor to correct an inventory disposal schedule.
          (6) Postsubmission adjustments. The Contractor shall notify the Plant Clearance Officer at least 10 working days in advance of its intent to remove an item from an approved inventory disposal schedule. Upon approval of the Plant

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
ADDENDUM TO 52.212-4 CONTRACT TERMS AND CONDITIONS — COMMERCIAL ITEMS cont.
52.245-1 GOVERNMENT PROPERTY (JUNE 2007) cont.
Clearance Officer, or upon expiration of the notice period, the Contractor may make the necessary adjustments to the inventory schedule.
          (7) Storage.
               (i) The Contractor shall store the property identified on an inventory disposal schedule pending receipt of disposal instructions. The Government’s failure to furnish disposal instructions within 120 days following acceptance of an inventory disposal schedule may entitle the Contractor to an equitable adjustment for costs incurred to store such property on or after the 121st day.
               (ii) The Contractor shall obtain the Plant Clearance Officer’s approval to remove Government property from the premises where the property is currently located prior to receipt of final disposition instructions. If approval is granted, any costs incurred by the Contractor to transport or store the property shall not increase the price or fee of any Government contract. The storage facility shall be appropriate for assuring the property’s physical safety and suitability for use. Approval does not relieve the Contractor of any liability for such property under this contract.
          (8) Disposition instructions.
               (i) If the Government does not furnish disposition instructions to the Contractor within 45 days following acceptance of a scrap list, the Contractor may dispose of the listed scrap in accordance with the Contractor’s approved scrap procedures.
               (ii) The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of Contractor inventory as directed by the Plant Clearance Officer. If not returned to the Government, the Contractor shall remove and destroy any markings identifying the property as U.S. Government-owned property prior to its disposal.
               (iii) The Contracting Officer may require the Contractor to demilitarize the property prior to shipment or disposal. In such cases, the Contractor may be entitled to an equitable adjustment under paragraph (i) of this clause.
          (9) Disposal proceeds. As directed by the Contracting Officer, the Contractor shall credit the net proceeds from the disposal of Contractor inventory to the contract, or to the Treasury of the United States as miscellaneous receipts.
          (10) Subcontractor inventory disposal schedules. The Contractor shall require its Subcontractors to submit inventory disposal schedules to the Contractor in accordance with the requirements of paragraph (j)(4) of this clause.
     (k) Abandonment of Government property.
          (1) The Government shall not abandon sensitive Government property or termination inventory without the Contractor’s written consent.
          (2) The Government, upon notice to the Contractor, may abandon any nonsensitive Government property in place, at which time all obligations of the Government regarding such property shall cease.
          (3) The Government has no obligation to restore or rehabilitate the Contractor’s premises under any circumstances; however, if Government-furnished property is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (i) of this clause may properly include restoration or rehabilitation costs.
     (l) Communication. All communications under this clause shall be in writing.
     (m) Contracts outside the United States. If this contract is to be performed outside of the United States and its outlying areas, the words “Government” and “Government-furnished” (wherever they appear in this clause) shall be construed as “United States Government” and “United States Government-furnished,” respectively.

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS—COMMERCIAL ITEMS (JAN 2009)
     (a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:
          (1) 52.233-3, Protest After Award (Aug 1996) (31 U.S.C. 3553).
          (2) 52.233-4, Applicable Law for Breach of Contract Claim (Oct 2004) (Pub. L. 108-77, 108-78)
     (b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:
          ☑ (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (Sept 2006), with Alternate I (Oct 1995) (41 U.S.C. 253g and 10 U.S.C. 2402).
          ☐ (2) 52.203-13, Contractor Code of Business Ethics and Conduct (Dec 2008) (Pub. L. 110-252, Title VI, Chapter 1 (41 U.S.C. 251 note)).
          ☐ (3) 52.219-3, Notice of Total HUBZone Set-Aside (Jan 1999) (15 U.S.C. 657a).
          ☑ (4) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (July 2005) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).
          ☐ (5) [Reserved]
          ☐ (6)(i) 52.219-6, Notice of Total Small Business Set-Aside (June 2003) (15 U.S.C. 644).
               ☐ (ii) Alternate I (Oct 1995) of 52.219-6.
               ☐ (iii) Alternate II (Mar 2004) of 52.219-6.
          ☐ (7)(i) 52.219-7, Notice of Partial Small Business Set-Aside (June 2003) (15 U.S.C. 644).
               ☐ (ii) Alternate I (Oct 1995) of 52.219-7.
               ☐ (iii) Alternate II (Mar 2004) of 52.219-7.
          ☑ (8) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)).
          ☑ (9)(i) 52.219-9, Small Business Subcontracting Plan (Apr 2008) (15 U.S.C. 637(d)(4).
               ☐ (ii) Alternate I (Oct 2001) of 52.219-9.
               ☑ (iii) Alternate II (Oct 2001) of 52219-9.
          ☐ (10) 52.219-14, Limitations on Subcontracting (Dec 1996) (15 U.S.C. 637(a)(14)).
          ☑ (11) 52.219-16, Liquidated Damages—Subcon-tracting Plan (Jan 1999) (15 U.S.C. 637(d)(4)(F)(i)).
          ☐ (12)(i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (Oct 2008) (10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).
               ☐ (ii) Alternate I (June 2003) of 52.219-23.
          ☐ (13) 52.219-25, Small Disadvantaged Business Participation Program—Disadvantaged Status and Reporting (Apr 2008) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS — COMMERCIAL ITEMS (JAN 2009) cont.
          ☐ (14) 52.219-26, Small Disadvantaged Business Participation Program— Incentive Subcontracting (Oct 2000) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).
          ☐ (15) 52.219-27, Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside (May 2004) (15 U.S.C. 657 f).
          ☑ (16) 52.219-28, Post Award Small Business Program Representation (June 2007) (15 U.S.C. 632(a)(2)).
          ☑ (17) 52.222-3, Convict Labor (June 2003) (E.O. 11755).
          ☑ (18) 52.222-19, Child Labor—Cooperation with Authorities and Remedies (Feb 2008) (E.O. 13126).
          ☑ (19) 52.222-21, Prohibition of Segregated Facilities (Feb 1999).
          ☑ (20) 52.222-26, Equal Opportunity (Mar 2007) (E.O. 11246).
          ☑ (21) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sept 2006) (38 U.S.C. 4212),
          ☑ (22) 52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998) (29 U.S.C. 793).
          ☑ (23) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sept 2006) (38 U.S.C. 4212).
          ☑ (24) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201).
          ☑ (25)(i) 52.222-50, Combating Trafficking in Persons (Aug 2007) (Applies to all contracts).
               ☐ (ii) Alternate I (Aug 2007) of 52.222-50.
          ☐ (26) 52.222-54, Employment Eligibility Verification (Jan 2009). (Executive Order 12989). (Not applicable to the acquisition of commercially available off-the-shelf items or certain types of commercial items as prescribed in 22.1803.)
          ☐ (27) (i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Items (May 2008) (42 U.S.C. 6962(c)(3)(A)(ii)).
                ☐ (ii) Alternate I (May 2008) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)).
           ☐ (28) 52.223-15, Energy Efficiency in Energy-Consuming Products (Dec 2007) (42 U.S.C. 8259b).
          ☐ (29)(i) 52.223-16, IEEE 1680 Standard for the Environmental Assessment of Personal Computer Products (Dec 2007) (E.O. 13423).
                ☐ (ii) Alternate I (Dec 2007) of 52.223-16.
           ☐ (30) 52.225-1, Buy American Act—Supplies (June 2003) (41 U.S.C. l0a-l0d).
          ☐ (31)(i) 52.225-3, Buy American Act—Free Trade Agreements—Israeli Trade Act (Aug 2007) (41 U.S.C. l0a-l0d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, Pub. L 108-77, 108-78, 108-286, 109-53 and 109-169).
               ☐ (ii) Alternate I (Jan 2004) of 52.225-3.
               ☐ (iii) Alternate II (Jan 2004) of 52.225-3.

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS — COMMERCIAL ITEMS (JAN 2009) cont.
          ☑ (32) 52.225-5, Trade Agreements (Nov 2007) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).
          ☑ (33) 52.225-13, Restrictions on Certain Foreign Purchases (June 2008) (E.O.’s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).
          ☐ (34) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (Nov 2007) (42 U.S.C. 5150).
          ☐ (35) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (Nov 2007) (42 U.S.C. 5150).
          ☐ (36) 52.232-29, Terms for Financing of Purchases of Commercial Items (Feb 2002) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).
          ☐ (37) 52.232-30, Installment Payments for Commercial Items (Oct 1995) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).
          ☑ (38) 52.232-33, Payment by Electronic Funds Transfer—Central Contractor Registration (Oct 2003) (31 U.S.C. 3332)
          ☐ (39) 52.232-34, Payment by Electronic Funds Transfer—Other than Central Contractor Registration (May 1999) (31 U.S.C. 3332).
          ☐ (40) 52.232-36, Payment by Third Party (May 1999) (31 U.S.C. 3332).
          ☐ (41) 52.239-1. Privacy or Security Safeguards (Aug 1996) (5 U.S.C. 552a).
          ☐ (42)(i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx. 1241(b) and 10 U.S.C. 2631).
               ☐ (ii) Alternate I (Apr 2003) of 52.247-64.
     (c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:
          ☑ (1) 52.222-41, Service Contract Act of 1965 (Nov 2007) (41 U.S.C. 351, et seq.).
          ☑ (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (May 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
          ☑ (3) 52.222-43, Fair Labor Standards Act and Service Contract Act—Price Adjustment (Multiple Year and Option Contracts) (Nov 2006) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
          ☐ (4) 52.222-44, Fair Labor Standards Act and Service Contract Act—Price Adjustment (Feb 2002) (29 U.S.C. 206 and 41 U.S.C. 35, et seq.).
          ☐ (5) 52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment—Requirements (Nov 2007) (41 U.S.C. 351, et seq.).
          ☐ (6) 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services—Requirements (Nov 2007) (41 U.S.C. 351, et seq.).
          ☐ (7) 52.237-11, Accepting and Dispensing of $1 Coin (Sept 2008) (31 U.S.C. 5112(p)(1)).

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS—COMMERCIAL ITEMS (JAN 2009) cont.
     (d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records—Negotiation.
          (1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.
          (2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.
          (3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.
     (e)(l) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in paragraphs (i) through (vii) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—
               (i) 52.203-13, Contractor Code of Business Ethics and Conduct (Dec 2008) (Pub. L. 110-252, Title VI, Chapter 1 (41 U.S.C. 251 note)).
               (ii) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $550,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.
               (iii) 52.222-26, Equal Opportunity (Mar 2007) (E.O.11246).
               (iv) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sept 2006) (38 U.S.C. 4212).
               (v) 52.222-36, Affirmative Action for Workers with Disabilities (June 1998) (29 U.S.C. 793).
               (vi) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O.13201).
               (vii) 52.222-41, Service Contract Act of 1965 (Nov 2007) (41 U.S.C. 351, et seq.).
               (viii) 52.222-50, Combating Trafficking in Persons (Aug 2007) (22 U.S.C. 7104(g)). Flow down required in accordance with paragraph (f) of FAR clause 52.222-50.
               (ix) 52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment-Requirements (Nov 2007) (41 U.S.C. 351, et seq.).
               (x) 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services-Requirements (Nov 2007) (41 U.S.C. 351, et seq.).
               (xi) 52.222-54, Employment Eligibility Verification (Jan 2009).
               (xii) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx. 1241(b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.
          (2) While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
PART III — 52.212-1 INSTRUCTIONS TO OFFERORS — COMMERCIAL ITEMS (JUNE 2008)
     (a) North American Industry Classification System (NAICS) code and small business size standard. The NAICS code and small business size standard for this acquisition appear in Block 10 of the solicitation cover sheet (SF 1449). However, the small business size standard for a concern which submits an offer in its own name, but which proposes to furnish an item which it did not itself manufacture, is 500 employees.
     (b) Submission of offers. Submit signed and dated offers to the office specified in this solicitation at or before the exact time specified in this solicitation. Offers may be submitted on the SF 1449, letterhead stationery, or as otherwise specified in the solicitation. As a minimum, offers must show—
          (1) The solicitation number;
          (2) The time specified in the solicitation for receipt of offers;
          (3) The name, address, and telephone number of the offeror;
          (4) A technical description of the items being offered in sufficient detail to evaluate compliance with the requirements in the solicitation. This may include product literature, or other documents, if necessary;
          (5) Terms of any express warranty;
          (6) Price and any discount terms;
          (7) “Remit to” address, if different than mailing address;
          (8) A completed copy of the representations and certifications at FAR 52.212-3 (see FAR 52.212-3(b) for those representations and certifications that the offeror shall complete electronically);
          (9) Acknowledgment of Solicitation Amendments;
          (10) Past performance information, when included as an evaluation factor, to include recent and relevant contracts for the same or similar items and other references (including contract numbers, points of contact with telephone numbers and other relevant information); and
          (11) If the offer is not submitted on the SF 1449, include a statement specifying the extent of agreement with all terms, conditions, and provisions included in the solicitation. Offers that fail to furnish required representations or information, or reject the terms and conditions of the solicitation may be excluded from consideration.
     (c) Period for acceptance of offers. The offeror agrees to hold the prices in its offer firm for 30 calendar days from the date specified for receipt of offers, unless another time period is specified in an addendum to the solicitation.
     (d) Product samples. When required by the solicitation, product samples shall be submitted at or prior to the time specified for receipt of offers. Unless otherwise specified in this solicitation, these samples shall be submitted at no expense to the Government, and returned at the sender’s request and expense, unless they are destroyed during preaward testing.
     (e) Multiple offers. Offerors are encouraged to submit multiple offers presenting alternative terms and conditions or commercial items for satisfying the requirements of this solicitation. Each offer submitted will be evaluated separately.
     (f) Late submissions, modifications, revisions, and withdrawals of offers.
          (1) Offerors are responsible for submitting offers, and any modifications, revisions, or withdrawals, so as to reach the Government office designated in the solicitation by the time specified in the solicitation. If no time is specified in the solicitation, the time for receipt is 4:30 p.m., local time, for the designated Government office on the date that offers or revisions are due.
          (2)(i) Any offer, modification, revision, or withdrawal of an offer received at the Government office designated in the solicitation after the exact time specified for receipt of offers is “late” and will not be considered unless it is received before award is made, the Contracting Officer determines that accepting the late offer would not unduly delay the acquisition; and—
               (A) If it was transmitted through an electronic commerce method authorized by the solicitation, it was received at the initial point of entry to the Government infrastructure not later than 5:00 p.m. one working day prior to the date specified for receipt of offers; or
               (B) There is acceptable evidence to establish that it was received at the Government installation designated for receipt of offers and was under the Government’s control prior to the time set for receipt of offers; or
               (C) If this solicitation is a request for proposals, it was the only proposal received.

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
PART III — 52.212-1 INSTRUCTIONS TO OFFERORS—COMMERCIAL ITEMS (JUNE 2008) cont.
               (ii) However, a late modification of an otherwise successful offer, that makes its terms more favorable to the Government, will be considered at any time it is received and may be accepted.
          (3) Acceptable evidence to establish the time of receipt at the Government installation includes the time/date stamp of that installation on the offer wrapper, other documentary evidence of receipt maintained by the installation, or oral testimony or statements of Government personnel.
          (4) If an emergency or unanticipated event interrupts normal Government processes so that offers cannot be received at the Government office designated for receipt of offers by the exact time specified in the solicitation, and urgent Government requirements preclude amendment of the solicitation or other notice of an extension of the closing date, the time specified for receipt of offers will be deemed to be extended to the same time of day specified in the solicitation on the first work day on which normal Government processes resume.
          (5) Offers may be withdrawn by written notice received at any time before the exact time set for receipt of offers. Oral offers in response to oral solicitations may be withdrawn orally. If the solicitation authorizes facsimile offers, offers may be withdrawn via facsimile received at any time before the exact time set for receipt of offers, subject to the conditions specified in the solicitation concerning facsimile offers. An offer may be withdrawn in person by an offeror or its authorized representative if, before the exact time set for receipt of offers, the identity of the person requesting withdrawal is established and the person signs a receipt for the offer.
     (g) Contract award (not applicable to Invitation for Bids). The Government intends to evaluate offers and award a contract without discussions with offerors. Therefore, the offeror’s initial offer should contain the offeror’s best terms from a price and technical standpoint. However, the Government reserves the right to conduct discussions if later determined by the Contracting Officer to be necessary. The Government may reject any or all offers if such action is in the public interest; accept other than the lowest offer; and waive informalities and minor irregularities in offers received.
     (h) Multiple awards. The Government may accept any item or group of items of an offer, unless the offeror qualifies the offer by specific limitations. Unless otherwise provided in the Schedule, offers may not be submitted for quantities less than those specified. The Government reserves the right to make an award on any item for a quantity less than the quantity offered, at the unit prices offered, unless the offeror specifies otherwise in the offer.
     (i) Availability of requirements documents cited in the solicitation.
          (1)(i) The GSA Index of Federal Specifications, Standards and Commercial Item Descriptions, FPMR Part 101-29, and copies of specifications, standards, and commercial item descriptions cited in this solicitation may be obtained for a fee by submitting a request to—
GSA Federal Supply Service Specifications Section
Suite 8100
470 East L’Enfant Plaza, SW
Washington, DC 20407

Telephone (202) 619-8925
Facsimile (202) 619-8978.
               (ii) If the General Services Administration, Department of Agriculture, or Department of Veterans Affairs issued this solicitation, a single copy of specifications, standards, and commercial item descriptions cited in this solicitation may be obtained free of charge by submitting a request to the addressee in paragraph (i)(1)(i) of this provision. Additional copies will be issued for a fee.
          (2) Most unclassified Defense specifications and standards may be downloaded from the following ASSIST websites:
               (i) ASSIST (http://assist.daps.dla.mil).
               (ii) Quick Search (http://assist.daps.dla.mil/quicksearch).
               (iii) ASSISTdocs.com (http://assistdocs.com).

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
PART III — 52.212-1 INSTRUCTIONS TO OFFERORS—COMMERCIAL ITEMS (JUNE 2008) cont.
          (3) Documents not available from ASSIST may be ordered from the Department of Defense Single Stock Point (DoDSSP) by—
               (i) Using the ASSIST Shopping Wizard (http://assist.daps.dla.mil/wizard);
               (ii) Phoning the DoDSSP Customer Service Desk (215) 697-2179, Mon-Fri, 0730 to 1600 EST; or
               (iii) Ordering from DoDSSP, Building 4, Section D, 700 Robbins Avenue, Philadelphia, PA 19111-5094, Telephone (215) 697-2667/2179, Facsimile (215) 697-1462.
          (4) Nongovernment (voluntary) standards must be obtained from the organization responsible for their preparation, publication, or maintenance.
     (j) Data Universal Numbering System (DUNS) Number. (Applies to all offers exceeding $3,000, and offers of $3,000 or less if the solicitation requires the Contractor to be registered in the Central Contractor Registration (CCR) database.) The offeror shall enter, in the block with its name and address on the cover page of its offer, the annotation “DUNS” or “DUNS+4” followed by the DUNS or DUNS+4 number that identifies the offeror’s name and address. The DUNS+4 is the DUNS number plus a 4-character suffix that may be assigned at the discretion of the offeror to establish additional CCR records for identifying alternative Electronic Funds Transfer (EFT) accounts (see FAR Subpart 32.11) for the same concern. If the offeror does not have a DUNS number, it should contact Dun and Bradstreet directly to obtain one. An offeror within the United States may contact Dun and Bradstreet by calling 1-866-705-5711 or via the internet at http://fedgov.dnb.com/webform. An offeror located outside the United States must contact the local Dun and Bradstreet office for a DUNS number. The offeror should indicate that it is an offeror for a Government contract when contacting the local Dun and Bradstreet office.
     (k) Central Contractor Registration. Unless exempted by an addendum to this solicitation, by submission of an offer, the offeror acknowledges the requirement that a prospective awardee shall be registered in the CCR database prior to award, during performance and through final payment of any contract resulting from this solicitation. If the Offeror does not become registered in the CCR database in the time prescribed by the Contracting Officer, the Contracting Officer will proceed to award to the next otherwise successful registered Offeror. Offerors may obtain information on registration and annual confirmation requirements via the internet at http://www.ccr.gov or by calling 1-888-227-2423 or 269-961-5757.
     (1) Debriefing. If a post-award debriefing is given to requesting offerors, the Government shall disclose the following information, if applicable:
          (1) The agency’s evaluation of the significant weak or deficient factors in the debriefed offeror’s offer.
          (2) The overall evaluated cost or price and technical rating of the successful and the debriefed offeror and past performance information on the debriefed offeror.
          (3) The overall ranking of all offerors, when any ranking was developed by the agency during source selection.
          (4) A summary of the rationale for award;
          (5) For acquisitions of commercial items, the make and model of the item to be delivered by the successful offeror.
          (6) Reasonable responses to relevant questions posed by the debriefed offeror as to whether source-selection procedures set forth in the solicitation, applicable regulations, and other applicable authorities were followed by the agency.

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
ADDENDUM TO 52.212-1 INSTRUCTIONS TO OFFERORS—COMMERCIAL ITEMS
52.204-4 PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER (AUG 2000)
a) Definitions. As used in this clause—
“Postconsumer material” means a material or finished product that has served its intended use and has been discarded for disposal or recovery, having completed its life as a consumer item. Postconsumer material is a part of the broader category of “recovered material.” For paper and paper products, postconsumer material means “postconsumer fiber” defined by the U.S. Environmental Protection Agency (EPA) as—
(1) Paper, paperboard, and fibrous materials from retail stores, office buildings, homes, and so forth, after they have passed through their end-usage as a consumer item, including: used corrugated boxes; old newspapers; old magazines; mixed waste paper; tabulating cards; and used cordage; or
(2) All paper, paperboard, and fibrous materials that enter and are collected from municipal solid waste; but not
(3) Fiber derived from printers’ over-runs, converters’ scrap, and over-issue publications.
“Printed or copied double-sided” means printing or reproducing a document so that information is on both sides of a sheet of paper.
“Recovered material,” for paper and paper products, is defined by EPA in its Comprehensive Procurement Guideline as “recovered fiber” and means the following materials:
          (1) Postconsumer fiber; and
          (2) Manufacturing wastes such as—
           (i) Dry paper and paperboard waste generated after completion of the papermaking process (that is, those manufacturing operations up to and including the cutting and trimming of the paper machine reel into smaller rolls or rough sheets) including: envelope cuttings, bindery trimmings, and other paper and paperboard waste resulting from printing, cutting, forming, and other converting operations; bag, box, and carton manufacturing wastes; and butt rolls, mill wrappers, and rejected unused stock; and
           (ii) Repulped finished paper and paperboard from obsolete inventories of paper and paperboard manufacturers, merchants, wholesalers, dealers, printers, converters, or others.
(b) In accordance with Section 101 of Executive Order 13101 of September 14, 1998, Greening the Government through Waste Prevention, Recycling, and Federal Acquisition, the Contractor is encouraged to submit paper documents, such as offers, letters, or reports, that are printed or copied double-sided on recycled paper that meet minimum content standards specified in Section 505 of Executive Order 13101, when not using electronic commerce
(c) If the Contractor cannot purchase high-speed copier paper, offset paper, forms bond, computer printout paper, carbonless paper, file folders, white wove envelopes, writing and office paper, book paper, cotton fiber paper, and cover stock meeting the 30 percent postconsumer material standard for use in submitting paper documents to the Government, it should use paper containing no less than 20 percent postconsumer material. This lesser standard should be used only when paper meeting the 30 percent postconsumer material standard is not obtainable at a reasonable price or does not meet reasonable performance standards.
52.214-34 SUBMISSION OF OFFERS IN THE ENGLISH LANGUAGE (APR 1991)
Offers submitted in response to this solicitation shall be in the English language. Offers received in other than English shall be rejected.
52.214-35 SUBMISSION OF OFFERS IN U.S. CURRENCY (APR 1991)
Offers submitted in response to this solicitation shall be in terms of U.S. dollars. Offers received in other than U.S. dollars shall be rejected.
52.233-2 SERVICE OF PROTEST (SEP 2006)
(a) Protests, as defined in section 33.101 of the Federal Acquisition Regulation, that are filed directly with an agency, and copies of any protests that are filed with the Government Accountability Office (GAO), shall be served on the Contracting Officer (addressed as follows) by obtaining written and dated acknowledgment of receipt from:
[REDACTED]
Department of Veterans Affairs
P.O. Box 76, 049A2-l
Hines, IL 60141
(b) The copy of any protest shall be received in the office designated above within one day of filing a protest with the GAO.

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
ADDENDUM TO 52.212-1 INSTRUCTIONS TO OFFERORS — COMMERCIAL ITEMS cont
852.233-70 PROTEST CONTENT/ALTERNATE DISPUTE RESOLUTION (JAN 2008)
(a) Any protest filed by an interested party shall:
(1) Include the name, address, fax number, and telephone number of the protester;
(2) Identify the solicitation and/or contract number;
(3) Include an original signed by the protester or the protester’s representative, and at least one copy;
(4) Set forth a detailed statement of the legal and factual grounds of the protest, including a description of resulting prejudice to the protester, and provide copies of relevant documents;
(5) Specifically request a ruling of the individual upon whom the protest is served;
(6) State the form of relief requested; and
(7) Provide all information establishing the timeliness of the protest
(b) Failure to comply with the above may result in dismissal of the protest without further consideration.
(c) Bidders/offerors and contracting officers are encouraged to use alternative dispute resolution (ADR) procedures to resolve protests at any stage in the protest process. If ADR is used, the Department of Veterans Affairs will not furnish any documentation in an ADR proceeding beyond what is allowed by the Federal Acquisition Regulation.
852.233-71 ALTERNATE PROTEST PROCEDURE (JAN 1998)
As an alternative to filing a protest with the contracting officer, an interested party may file a protest with the Deputy Assistant Secretary for Acquisition and Materiel Management, Acquisition Administration Team, Department of Veterans Affairs, 810 Vermont Avenue, NW, Washington, DC, 20420, or, for solicitations issued by the Office of Facilities Management, the Chief Facilities Management Officer, Office of Facilities Management, 810 Vermont Avenue, NW, Washington, DC 20420. The protest will not be considered if the interested party has a protest on the same or similar issues pending with the contracting officer.
AS1108 CONTACT FOR CONTRACT ADMINISTRATION (MAY 1992)
Bidders are requested to designate a person to be contacted for prompt contract administration.
NAME: DAVID P. TUSA

TITLE: EXECUTIVE VP & CFO

ADDRESS: 9220 KIRBY PR # 500

CITY/STATE: HOUSTON, TX

ZIP CODE: 77054

TELEPHONE NO. 713-660-3514 EXT. ___

FAX NO.: 713-432-0555

E-Mail: dtusa@sharpsinc.com
AS1521 AUTHORIZED NEGOTIATORS (JAN 1998)
The offeror or quoter represents that the following persons are authorized to negotiate on its behalf with the Government in connection with this request for proposals or quotations:

DAVID P. TUSA, EXEC VP & CFO
Name, Title

713-660-3514
Phone number
(list names, titles, and telephone numbers of the authorized negotiators).

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
PART IV — 52.212-3 OFFEROR REPRESENTATIONS & CERTIFICATIONS—COMMERCIAL ITEMS (JUNE 2008)
     An offeror shall complete only paragraph (b) of this provision if the offeror has completed the annual representations and certifications electronically at http://orca.bpn.gov. If an offeror has not completed the annual representations and certifications electronically at the ORCA website, the offeror shall complete only paragraphs (c) through (m) of this provision.
     (a) Definitions. As used in this provision—
     “Emerging small business” means a small business concern whose size is no greater than 50 percent of the numerical size standard for the NAICS code designated.
     “Forced or indentured child labor” means all work or service—
          (1) Exacted from any person under the age of 18 under the menace of any penalty for its nonperformance and for which the worker does not offer himself voluntarily; or
          (2) Performed by any person under the age of 18 pursuant to a contract the enforcement of which can be accomplished by process or penalties.
     “Manufactured end product” means any end product in Federal Supply Classes (FSC) 1000-9999, except—
          (1) FSC 5510, Lumber and Related Basic Wood Materials;
          (2) Federal Supply Group (FSG) 87, Agricultural Supplies;
          (3) FSG 88, Live Animals;
          (4) FSG 89, Food and Related Consumables;
          (5} FSC 9410, Crude Grades of Plant Materials;
          (6) FSC 9430, Miscellaneous Crude Animal Products, Inedible;
          (7) FSC 9440, Miscellaneous Crude Agricultural and Forestry Products;
          (8) FSC 9610, Ores;
          (9) FSC 9620, Minerals, Natural and Synthetic; and
          (10) FSC 9630, Additive Metal Materials.
     “Place of manufacture” means the place where an end product is assembled out of components, or otherwise made or processed from raw materials into the finished product that is to be provided to the Government. If a product is disassembled and reassembled, the place of reassembly is not the place of manufacture.
     “Restricted business operations” means business operations in Sudan that include power production activities, mineral extraction activities, oil-related activities, or the production of military equipment, as those terms are defined in the Sudan Accountability and Divestment Act of 2007 (Pub. L. 110-174). Restricted business operations do not include business operations that the person conducting the business can demonstrate—
          (1) Are conducted under contract directly and exclusively with the regional government of southern Sudan;
          (2) Are conducted pursuant to specific authorization from the Office of Foreign Assets Control in the Department of the Treasury, or are expressly exempted under Federal law from the requirement to be conducted under such authorization;
          (3) Consist of providing goods or services to marginalized populations of Sudan;
          (4) Consist of providing goods or services to an internationally recognized peacekeeping force or humanitarian organization;
          (5) Consist of providing goods or services that are used only to promote health or education; or
          (6) Have been voluntarily suspended.
     “Service-disabled veteran-owned small business concern"—
          (1) Means a small business concern—
               (i) Not less than 51 percent of which is owned by one or more service-disabled veterans or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more service-disabled veterans; and
               (ii) The management and daily business operations of which are controlled by one or more service-disabled veterans or, in the case of a service-disabled veteran with permanent and severe disability, the spouse or permanent caregiver of such veteran.
          (2) Service-disabled veteran means a veteran, as defined in 38 U.S.C. 101(2), with a disability that is service-connected, as defined in 38 U.S.C. 101(16).

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
PART IV — 52.212-3 OFFEROR REPRESENTATIONS & CERTIFICATIONS — COMMERCIAL ITEMS (JUNE 2008) cont.
     “Small business concern” means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR Part 121 and size standards in this solicitation.
     “Veteran-owned small business concern” means a small business concern—
          (1) Not less than 51 percent of which is owned by one or more veterans (as defined at 38 U.S.C. 101(2)) or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more veterans; and
          (2) The management and daily business operations of which are controlled by one or more veterans.
     “Women-owned business concern” means a concern which is at least 51 percent owned by one or more women; or in the case of any publicly owned business, at least 51 percent of its stock is owned by one or more women; and whose management and daily business operations are controlled by one or more women.
     “Women-owned small business concern” means a small business concern—
          (1) That is at least 51 percent owned by one or more women; or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and
          (1) Whose management and daily business operations are controlled by one or more women.
     (b)
          (1) Annual Representations and Certifications. Any changes provided by the offeror in paragraph (b)(2) of this provision do not automatically change the representations and certifications posted on the Online Representations and Certifications Application (ORCA) website.
          (2) The offeror has completed the annual representations and certifications electronically via the ORCA website at http://orca.bpn.gov. After reviewing the ORCA database information, the offeror verifies by submission of this offer that the representations and certifications currently posted electronically at FAR 52.212-3, Offeror Representations and Certifications—Commercial Items, have been entered or updated in the last 12 months, are current, accurate, complete, and applicable to this solicitation (including the business size standard applicable to the NAICS code referenced for this solicitation), as of the date of this offer and are incorporated in this offer by reference (see FAR 4.1201), except for paragraphs _________.
     [Offeror to identify the applicable paragraphs at (c) through (m) of this provision that the offeror has completed for the purposes of this solicitation only, if any.
     These amended representation(s) and/or certifications are also incorporated in this offer and are current, accurate, and complete as of the date of this offer.
     Any changes provided by the offeror are applicable to this solicitation only, and do not result in an update to the representations and certifications posted on ORCA.]

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
PART IV — 52.212-3 OFFEROR REPRESENTATIONS & CERTIFICATIONS — COMMERCIAL ITEMS (JUNE 2008) cont.
     Note: Complete paragraphs (c)(6) and (c)(7) only if this solicitation is expected to exceed the simplified acquisition threshold.
          (6) Women-owned business concern (other than small business concern). [Complete only if the offeror is a women-owned business concern and did not represent itself as a small business concern in paragraph (c)(l) of this provision.] The offeror represents that it o is a women-owned business concern.
          (7) Tie bid priority for labor surplus area concerns. If this is an invitation for bid, small business offerors may identify the labor surplus areas in which costs to be incurred on account of manufacturing or production (by offeror or first-tier subcontractors) amount to more than 50 percent of the contract price: ___ ___ ___ ___ ___ ___ ___ ___
          (8) Small Business Size for the Small Business Competitiveness Demonstration Program and for the Targeted Industry Categories under the Small Business Competitiveness Demonstration Program. [Complete only if the offeror has represented itself to be a small business concern under the size standards for this solicitation.]
               (i) [Complete only for solicitations indicated in an addendum as being set-aside for emerging small businesses in one of the designated industry groups (DIGs).] The offeror represents as part of its offer that it o is, o is not an emerging small business.
               (ii) [Complete only for solicitations indicated in an addendum as being for one of the targeted industry categories (TICs) or designated industry groups (DIGs).] Offeror represents as follows:
                    (A) Offeror’s number of employees for the past 12 months (check the Employees column if size standard stated in the solicitation is expressed in terms of number of employees); or
                    (B) Offeror’s average annual gross revenue for the last 3 fiscal years (check the Average Annual Gross Number of Revenues column if size standard stated in the solicitation is expressed in terms of annual receipts).
     (Check one of the following):
Number of Employees Average Annual Gross Revenues

___ 50 or fewer	___ $1 million or less
___ 51-100	___ $1,000,001-$2 million
___ 101-250	___ $2,000,001-$3.5 million
___ 251-500	___ $3,500,001-$5 million
___ 501-750	___ $5,000,001-$10 million
___ 751-1,000	___ $10,000,001-$17 million
___ Over 1,000	___ Over $17 million
          (9) [Complete only if the solicitation contains the clause at FAR 52.219-23. Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns, or FAR 52.219-25. Small Disadvantaged Business Participation Program—Disadvantaged Status and Reporting, and the offeror desires a benefit based on its disadvantaged status.]
               (i) General. The offeror represents that either—
                    (A) It o is, o is not certified by the Small Business Administration as a small disadvantaged business concern and identified, on the date of this representation, as a certified small disadvantaged business concern in the database maintained by the Small Business Administration (PRO-Net), and that no material change in disadvantaged ownership and control has occurred since its certification, and, where the concern is owned by one or more individuals claiming disadvantaged status, the net worth of each individual upon whom the certification is based does not exceed $750,000 after taking into account the applicable exclusions set forth at 13 CFR 124.104(c)(2);or
                    (B) It o has, o has not submitted a completed application to the Small Business Administration or a Private Certifier to be certified as a small disadvantaged business concern in accordance with 13 CFR 124, Subpart B, and a decision on that application is pending, and that no material change in disadvantaged ownership and control has occurred since its application was submitted.
               (ii) o Joint Ventures under the Price Evaluation Adjustment for Small Disadvantaged Business Concerns. The offeror represents, as part of its offer, that it is a joint venture that complies with the requirements in 13 CFR I24.1002(f) and that the representation in paragraph (c)(9)(i) of this provision is accurate for the small disadvantaged business concern that is participating in the joint venture. [The offeror shall enter the name of the small disadvantaged business concern that is participating in the joint venture: ___ ___ ___ .]

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
representation in paragraph (c)(9)(i) of this provision is accurate for the small disadvantaged business concern that is participating in the joint venture. [The offeror shall enter the name of the small disadvantaged business concern that is participating in the joint venture:               .]
PART IV — 52.212-3 OFFEROR REPRESENTATIONS & CERTIFICATIONS — COMMERCIAL ITEMS (JUNE 2008) cont.
          (10) HUBZone small business concern. [Complete only if the offeror represented itself as a small business concern in paragraph (c)(1) of this provision.] The offeror represents, as part of its offer, that—
               (i) It o is, o is not a HUBZone small business concern listed, on the date of this representation, on the List of Qualified HUBZone Small Business Concerns maintained by the Small Business Administration, and no material change in ownership and control, principal office, or HUBZone employee percentage has occurred since it was certified by the Small Business Administration in accordance with 13 CFR Part 126; and
               (ii) It o is, o is not a joint venture that complies with the requirements of 13 CFR Part 126, and the representation in paragraph (c)(10)(i) of this provision is accurate for the HUBZone small business concern or concerns that are participating in the joint venture. [The offeror shall enter the name or names of the HUBZone small business concern or concerns that are participating in the joint venture:                     .] Each HUBZone small business concern participating in the joint venture shall submit a separate signed copy of the HUBZone representation.
     (e) Certification Regarding Payments to Influence Federal Transactions (31 U.S.C. 1352). (Applies only if the contract is expected to exceed $100,000.) By submission of its offer, the offeror certifies to the best of its knowledge and belief that no Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress or an employee of a Member of Congress on his or her behalf in connection with the award of any resultant contract. If any registrants under the Lobbying Disclosure Act of 1995 have made a lobbying contact on behalf of the offeror with respect to this contract, the offeror shall complete and submit, with its offer, OMB Standard Form LLL, Disclosure of Lobbying Activities, to provide the name of the registrants. The offeror need not report regularly employed officers or employees of the offeror to whom payments of reasonable compensation were made.
     (f) Buy American Act Certificate. (Applies only if the clause at Federal Acquisition Regulation (FAR) 52.225-1, Buy American Act—Supplies, is included in this solicitation.)
          (1) The offeror certifies that each end product, except those listed in paragraph (f)(2) of this provision, is a domestic end product and that the offeror has considered components of unknown origin to have been mined, produced, or manufactured outside the United States. The offeror shall list as foreign end products those end products manufactured in the United States that do not qualify as domestic end products. The terms “component,” “domestic end product,” “end product,” “foreign end product,” and “United States” are defined in the clause of this solicitation entitled “Buy American Act—Supplies.”
          (2) Foreign End Products:

Line Item No.	Country of Origin

[List as necessary]
[INITIALED: DT]

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
PART IV — 52.212-3 OFFEROR REPRESENTATIONS & CERTIFICATIONS — COMMERCIAL ITEMS (JUNE 2008) cont.
          (3) The Government will evaluate offers in accordance with the policies and procedures of FAR Part 25.
     (g)(1) Buy American Act—Free Trade Agreements—Israeli Trade Act Certificate. (Applies only if the clause at FAR 52.225-3. Buy American Act—Free Trade Agreements—Israeli Trade Act, is included in this solicitation.)
               (i) The offeror certifies that each end product, except those listed in paragraph (g)(l)(ii) or (g)(l)(iii) of this provision, is a domestic end product and that the offeror has considered components of unknown origin to have been mined, produced, or manufactured outside the United States. The terms “Bahrainian or Moroccan end product,” “component,” “domestic end product,” “end product,” “foreign end product,” “Free Trade Agreement country,” “Free Trade Agreement country end product,” “Israeli end product,” and “United States” are defined in the clause of this solicitation entitled “Buy American Act—Free Trade Agreements—Israeli Trade Act.”
               (ii) The offeror certifies that the following supplies are Free Trade Agreement country end products (other than Bahrainian or Moroccan end products) or Israeli end products as defined in the clause of this solicitation entitled “Buy American Act—Free Trade Agreements—Israeli Trade Act”:
     Free Trade Agreement Country End Products (Other than Bahrainian or Moroccan End Products) or Israeli End Products:

Line Item No.	Country of Origin

[List as necessary]
               (iii) The offeror shall list those supplies that are foreign end products (other than those listed in paragraph (g)(l)(ii) of this provision) as defined in the clause of this solicitation entitled “Buy American Act—Free Trade Agreements—Israeli Trade Act.” The offeror shall list as other foreign end products those end products manufactured in the United States that do not qualify as domestic end products.
     Other Foreign End Products:

Line Item No.	Country of Origin

[List as necessary]
               (iv) The Government will evaluate offers in accordance with the policies and procedures of FAR Part 25.
          (2) Buy American Act—Free Trade Agreements—Israeli Trade Act Certificate, Alternate I. If Alternate I to the clause at FAR 52.225-3 is included in this solicitation, substitute the following paragraph (g)(l)(ii) for paragraph (g)(l)(ii) of the basic provision:
     (g)(l)(ii) The offeror certifies that the following supplies are Canadian end products as defined in the clause of this solicitation entitled “Buy American Act—Free Trade Agreements—Israeli Trade Act”:
     Canadian End Products:

Line Item No.

[List as necessary]

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
PART IV — 52.212-3 OFFEROR REPRESENTATIONS & CERTIFICATIONS — COMMERCIAL ITEMS (JUNE 2008) cont.
          (3) Buy American Act—Free Trade Agreements—Israeli Trade Act Certificate, Alternate II. If Alternate II to the clause at FAR 52.225-3 is included in this solicitation, substitute the following paragraph (g)(1)(ii) for paragraph (g)(l)(ii) of the basic provision:
     (g)(l)(ii) The offeror certifies that the following supplies are Canadian end products or Israeli end products as defined in the clause of this solicitation entitled “Buy American Act—Free Trade Agreements—Israeli Trade Act”:
     Canadian or Israeli End Products:

Line Item No.	Country of Origin

(List as necessary]
          (4) Trade Agreements Certificate. (Applies only if the clause at FAR 52.225-5. Trade Agreements, is included in this solicitation.)
               (i) The offeror certifies that each end product, except those listed in paragraph (g)(4)(ii) of this provision, is a U.S.-made or designated country end product, as defined in the clause of this solicitation entitled “Trade Agreements.”
               (ii) The offeror shall list as other end products those end products that are not U.S.-made or designated country end products.
     Other End Products:

Line Item No.	Country of Origin

[List as necessary]
               (iii) The Government will evaluate offers in accordance with the policies and procedures of FAR Part 25. For line items covered by the WTO GPA, the Government will evaluate offers of U.S.-made or designated country end products without regard to the restrictions of the Buy American Act. The Government will consider for award only offers of U.S.-made or designated country end products unless the Contracting Officer determines that there are no offers for such products or that the offers for such products are insufficient to fulfill the requirements of the solicitation.

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
PART IV — 52.212-3 OFFEROR REPRESENTATIONS & CERTIFICATIONS — COMMERCIAL ITEMS (JUNE 2008) cont.
               (i) Taxes are considered delinquent if both of the following criteria apply:
                    (A) The tax liability is finally determined. The liability is finally determined if it has been assessed. A liability is not finally determined if there is a pending administrative or judicial challenge. In the case of a judicial challenge to the liability, the liability is not finally determined until all judicial appeal rights have been exhausted.
                    (B) The taxpayer is delinquent in making payment. A taxpayer is delinquent if the taxpayer has failed to pay the tax liability when full payment was due and required. A taxpayer is not delinquent in cases where enforced collection action is precluded.
               (ii) Examples.
                    (A) The taxpayer has received a statutory notice of deficiency, under I.R.C. §6212, which entitles the taxpayer to seek Tax Court review of a proposed tax deficiency. This is not a delinquent tax because it is not a final tax liability. Should the taxpayer seek Tax Court review, this will not be a final tax liability until the taxpayer has exercised all judicial appeal rights.
                    (B) The IRS has filed a notice of Federal tax lien with respect to an assessed tax liability, and the taxpayer has been issued a notice under I.R.C. §6320 entitling the taxpayer to request a hearing with the IRS Office of Appeals contesting the lien filing, and to further appeal to the Tax Court if the IRS determines to sustain the lien filing. In the course of the hearing, the taxpayer is entitled to contest the underlying tax liability because the taxpayer has had no prior opportunity to contest the liability. This is not a delinquent tax because it is not a final tax liability. Should the taxpayer seek tax court review, this will not be a final tax liability until the taxpayer has exercised all judicial appeal rights.
                    (C) The taxpayer has entered into an installment agreement pursuant to I.R.C. §6159. The taxpayer is making timely payments and is in full compliance with the agreement terms. The taxpayer is not delinquent because the taxpayer is not currently required to make full payment.
                    (D) The taxpayer has filed for bankruptcy protection. The taxpayer is not delinquent because enforced collection action is stayed under 11 U.S.C. §362 (the Bankruptcy Code).
     (i) Certification Regarding Knowledge of Child Labor for Listed End Products (Executive Order 13126). [The Contracting Officer must list in paragraph (i)(l) any end products being acquired under this solicitation that are included in the List of Products Requiring Contractor Certification as to Forced or Indentured Child Labor, unless excluded at 22.1503(b).]
          (1) Listed end products.

Listed End Product	Listed Countries of Origin

          (2) Certification. [If the Contracting Officer has identified end products and countries of origin in paragraph (i)(l) of this provision, then the offeror must certify to either (i)(2)(i) or (i)(2)(ii) by checking the appropriate block.]
☐(i)	The offeror will not supply any end product listed in paragraph (i)(l) of this provision that was mined, produced, or manufactured in the corresponding country as listed for that product.

☐(ii)	The offeror may supply an end product listed in paragraph (i)(l) of this provision that was mined, produced, or manufactured in the corresponding country as listed for that product. The offeror certifies that it has made a good faith effort to determine whether forced or indentured child labor was used to mine, produce, or manufacture any such end product furnished under this contract. On the basis of those efforts, the offeror certifies that it is not aware of any such use of child labor.
     (j) Place of manufacture. (Does not apply unless the solicitation is predominantly for the acquisition of manufactured end products.) For statistical purposes only, the offeror shall indicate whether the place of manufacture of the end products it expects to provide in response to this solicitation is predominantly—
          (1) ☐ In the United States (Check this box if the total anticipated price of offered end products manufactured in the United States exceeds the total anticipated price of offered end products manufactured outside the United States); or
          (2) ☐ Outside the United States.
     (k) Certificates regarding exemptions from the application of the Service Contract Act. (Certification by the offeror as to its compliance with respect to the contract also constitutes its certification as to compliance by its subcontractor if it subcontracts out the exempt services.) [The contracting officer is to check a box to indicate if paragraph (k)(l) or (k)(2) applies.]

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
PART IV — 52.212-3 OFFEROR REPRESENTATIONS & CERTIFICATIONS — COMMERCIAL ITEMS (JUNE 2008) cont.
          ☐ (1) Maintenance, calibration, or repair of certain equipment as described in FAR 22.1003-4(c)(1). The offeror o does o does not certify that—
               (i) The items of equipment to be serviced under this contract are used regularly for other than Governmental purposes and are sold or traded by the offeror in substantial quantities to the general public in the course of normal business operations;
               (ii) The services will be furnished at prices which are, or are based on, established catalog or market prices (see FAR 22.1003-4(c)(2)(ii)) for the maintenance, calibration, or repair of such equipment; and
               (iii) The compensation (wage and fringe benefits) plan for all service employees performing work under the contract will be the same as that used for these employees and equivalent employees servicing the same equipment of commercial customers.
          ☐ (2) Certain services as described in FAR 22.1003-4(d)(1). The offeror o does o does not certify that—
               (i) The services under the contract are offered and sold regularly to non-Governmental customers, and are provided by the offeror (or subcontractor in the case of an exempt subcontract) to the general public in substantial quantities in the course of normal business operations;
               (ii) The contract services will be furnished at prices that are, or are based on, established catalog or market prices (see FAR 22.1003-4(d)(2)(iii));
               (iii) Each service employee who will perform the services under the contract will spend only a small portion of his or her time (a monthly average of less than 20 percent of the available hours on an annualized basis, or less than 20 percent of available hours during the contract period if the contract period is less than a month) servicing the Government contract; and
               (iv) The compensation (wage and fringe benefits) plan for all service employees performing work under the contract is the same as that used for these employees and equivalent employees servicing commercial customers.
          (3) If paragraph (k)(l) or (k)(2) of this clause applies—
               (i) If the offeror does not certify to the conditions in paragraph (k)(1) or (k)(2) and the Contracting Officer did not attach a Service Contract Act wage determination to the solicitation, the offeror shall notify the Contracting Officer as soon as possible; and
               (ii) The Contracting Officer may not make an award to the offeror if the offeror fails to execute the certification in paragraph (k)(l) or (k)(2) of this clause or to contact the Contracting Officer as required in paragraph (k)(3)(i) of this clause.
     (l) Taxpayer Identification Number (TIN) (26 U.S.C. 6109, 31 U.S.C. 7701). (Not applicable if the offeror is required to provide this information to a central contractor registration database to be eligible for award.)
          (1) All offerors must submit the information required in paragraphs (1)(3) through (1)(5) of this provision to comply with debt collection requirements of 31 U.S.C. 7701 (c) and 3325(d), reporting requirements of 26 U.S.C. 6041, 6041 A. and 6050M, and implementing regulations issued by the Internal Revenue Service (IRS).
          (2) The TIN may be used by the Government to collect and report on any delinquent amounts arising out of the offeror’s relationship with the Government (31 U.S.C. 7701(c)(3)). If the resulting contract is subject to the payment reporting requirements described in FAR 4.904, the TIN provided hereunder may be matched with IRS records to verify the accuracy of the offeror’s TIN.
          (3) Taxpayer Identification Number (TIN).
☐	TIN: 76-0439542

☐	TIN has been applied for.

☐	TIN is not required because:

☐	Offeror is a nonresident alien, foreign corporation, or foreign partnership that does not have income effectively connected with the conduct of a trade or business in the United States and does not have an office or place of business or a fiscal paying agent in the United States;

☐	Offeror is an agency or instrumentality of a foreign government;

☐	Offeror is an agency or instrumentality of the Federal Government

NOTE: All provisions in this Agreement indicated by “[REDACTED]” are confidential and have been omitted from this copy of the Agreement and filed separately with the Securities and Exchange Commission.
PART IV — 52.212-3 OFFEROR REPRESENTATIONS & CERTIFICATIONS—COMMERCIAL ITEMS (JUNE 2008) cont.
          (4) Type of organization.
☐	Sole proprietorship;

☐	Partnership;

☑	Corporate entity (not tax-exempt);

☐	Corporate entity (tax-exempt);

☐	Government entity (Federal, State, or local);

☐	Foreign government;

☐	International organization per 26 CFR 1.6049-4;

☐	Other .
          (5) Common parent.
☐	Offeror is not owned or controlled by a common parent;

☐	Name and TIN of common parent:

Name SHARPS COMPLIANCE CORP.

TIN 74-2657168
     (m) Restricted business operations in Sudan. By submission of its offer, the offeror certifies that it does not conduct any restricted business operations in Sudan.